UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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PACWEST BANCORP

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PacWest Bancorp

2022

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LETTER TO STOCKHOLDERS
2021 was a year of strong execution for PacWest Bancorp despite the ever-changing environment caused by the COVID-19 pandemic. As we begin 2022, new challenges and uncertainties are unfolding, from rising inflation and anticipated interest rate hikes to Russia’s invasion of Ukraine. Despite the challenges faced in 2021 and those coming in 2022, we believe the actions we have taken over the last several years have positioned our company well for continued success. In 2021, we executed on a number of strategic initiatives, including two strategically important acquisitions, which expanded and further diversified our low-cost core deposits and revenue sources, and a subordinated debt offering, which enhanced Pacific Western Bank’s capital position. We maintained our disciplined focus on efficient operations and consistently delivering value to our clients. As a result, we generated strong earnings and profitability in 2021 while executing on a strategic plan that we believe will continue to drive strong results in the years to come.
This year exemplified and validated the core tenets to our operating strategy: Soundness, Profitability and Growth.
Soundness.   In 2016, we began a process of de-risking our balance sheet after several years of significant growth. This multi-year de-risking exercise has resulted in what we believe to be a strong balance sheet and platform for future disciplined, accretive growth. Our credit metrics improved in 2021 with net recoveries for the year and classified assets falling 60% to below pre-pandemic levels from the high in the second quarter of 2020. We also bolstered Pacific Western Bank’s capital by issuing $400 million of subordinated debt in April 2021.
Profitability.   Our profitability was among the highest of our peer group with a return on average assets of 1.71% and a return on average tangible equity of 24.4% in 2021. These results were driven by a combination of loan loss reserve releases due to improvements in credit quality and in the macroeconomic environment, significant increases in fee income from our venture banking business, and net interest income expansion as we started to deploy the large amount of liquidity resulting from our strong deposit growth throughout the year. Strategic investments in people and technology, as well as the two all-cash acquisitions, negatively affected profitability in the short run but position us for future profitable growth as we continue to realize the benefits of scale and enhanced organic growth opportunities.
Growth.   Strategic and organic growth were bright spots in 2021. Deposits increased $10.1 billion or 40% compared to 2020, while our loan growth in 2021 was also strong, increasing $3.9 billion or 20% year-over-year. Loan growth was an important part of our liquidity deployment effort in 2021, helping drive quarterly net revenue growth during the year. Continuing to grow loans and improving the loan-to-deposit ratio will be key initiatives in 2022.
As we start 2022, we are focused on four key areas within our operations and organization:
Anticipating Inflation.   Like many financial institutions, we have been anticipating an eventual rise in interest rates following the pandemic-induced rate cuts in 2020 and the expected rebound in the economy and inflation. Rising inflation has become a reality and has the attention of the Federal Reserve, which has indicated its intention to raise rates. While our business is naturally asset sensitive, our increase in low-cost core deposits during 2021 from organic and strategic growth has helped us further diversify our funding base and prepare for a higher rate environment. We will continue to build our business with a strong commitment to core deposits and a willingness to think long-term from a funding perspective. We believe this commitment and approach have positioned us to effectively manage an uncertain economic environment resulting from an inflationary period.
Maintaining Our Commitment to Prudent Capital Management.   We ended 2021 with capital levels that were somewhat below our longer term targets, primarily as a result of the timing, size, and cash consideration paid for Civic in February 2021 and the HOA Business in October 2021, coupled with the significant growth in risk-weighted assets from our liquidity deployment strategies in the second half of 2021. We expect our ratios will rebuild organically throughout 2022 given our profitability profile and our anticipated growth.
Executing on Our Digital Innovation.   Our digital innovation efforts continued to accelerate in 2021 as we executed on our “Vision 2025” strategy, through which we are focused on leveraging technology and fintech partnerships to help us deliver comprehensive digital solutions to our customer base. We will continue to focus a significant part of our managerial and operational attention to digital innovation in 2022.
Sharing Our Commitment to Environmental, Social and Governance Issues.   In 2021, we released our inaugural Corporate Social Responsibility Report, which highlights our efforts in a wide range of areas that comprise the pillars of our corporate social responsibility strategy—community reinvestment, human capital management, diversity, equity, and inclusion, corporate governance, ethics, risk management, and sustainability. We look forward to issuing our 2022 report, which is being enhanced and renamed as our ESG Report, and continuing to enhance our activities and transparency in this important aspect of our business.
As we look back on 2021, we began the year by announcing the anticipated retirement in December 2023 of our first and only CEO, Matt Wagner. The results we experienced this year, and our historical growth and execution, are the byproduct of the culture and commitment to excellence that Matt and his executive team have instilled throughout our organization. The Board of Directors, with Matt’s leadership, has been actively working with our advisors and our executive officers on ensuring that Matt’s retirement, the identification of a qualified successor, and the integration of that successor, are smooth and position the organization for long-term success and continued value creation for our stockholders. We have provided more information regarding Matt’s transition in the enclosed proxy statement and look forward to sharing additional information on this watershed event over the coming year.
In closing, thank you for supporting PacWest Bancorp throughout 2021 and over the years. We also acknowledge and thank our nearly 2,300 employees for their relentless hard work and dedication to our clients, colleagues and the communities we serve. These efforts drove our 2021 results, and we are excited about 2022 and look forward to continuing to build on this past year’s momentum.
Sincerely,

John M. Eggemeyer, III Chairman of the Board	Matthew P. Wagner President & CEO

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
You are cordially invited to attend PacWest Bancorp’s (“PacWest” or the “Company”) 2022 Annual Meeting of Stockholders (“Annual Meeting”) to be held:
DATE AND TIME Tuesday, May 10, 2022 at 2:30 p.m. Mountain Time	LOCATION The Rally Hotel 1600 20th Street Wynkoop Ballroom Denver, CO 80202	RECORD DATE March 14, 2022
VOTING MATTERS
PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
PROPOSAL 1	Election of Directors. To elect 11 nominees to the Company’s Board of Directors for a one-year term.	FOR each director nominee	8
PROPOSAL 2	Advisory Vote on Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	FOR	30
PROPOSAL 3	Ratification of the Appointment of Independent Auditor. To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022.	FOR	60
	Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.
VOTING METHODS
BY INTERNET	Visit www.proxyvote.com
BY TELEPHONE	Call toll-free 1-800-690-6903
BY MAIL	Sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.
BY MOBILE DEVICE	Scan the following QR Code:
IN PERSON	If you plan to attend the Annual Meeting and wish to vote your shares in person, we will provide a ballot at the meeting.
YOUR VOTE IS IMPORTANT. We appreciate you taking the time to vote promptly. You can access proxy materials at www.proxyvote.com. After reading this Proxy Statement, please vote at your earliest convenience by internet, telephone, mobile device, or, if you received printed proxy materials, by signing, dating, and returning your proxy card by mail.
By Order of the Board of Directors,
Angela M.W. Kelley
Executive Vice President, General Counsel and Corporate Secretary
March 30, 2022
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 10, 2022:
This Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, and other proxy materials are available at www.pacwestbancorp.com/docs and www.proxyvote.com.
It is anticipated that we will mail our Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders on or about March 30, 2022.

PACWEST BANCORP  2022 PROXY STATEMENT    |    1

2021 PERFORMANCE HIGHLIGHTS
The following 2021 Performance Highlights are qualified by reference to our Annual Report on Form 10-K for the year ended December 31, 2021 (our “2021 Annual Report”). For more complete information regarding our 2021 performance, please review our 2021 Annual Report.
2021 FINANCIAL PERFORMANCE
Highlights of the Company’s strong 2021 financial performance are provided below.

TOTAL ASSETS
(IN BILLIONS)

$50
$40
$30
$20
$10
$0
$26.8
$29.5
$40.4
2019
2020
2021

TOTAL LOANS AND LEASES, NET OF DEFERRED FEES
(IN BILLIONS)

$25
$20
$15
$10
$5
$0
$18.8
$19.1
$22.9
2019
2020
2021

TOTAL DEPOSITS
(IN BILLIONS)

$35
$30
$25
$20
$15
$10
$5
$0
$19.2
$24.9
$35.0
2019
2020
2021

NET EARNINGS (LOSS)[1]
(IN MILLIONS)

$900
$600
$300
$0
($300)
($600)
($900)
($1200)
($1500)
$468.6
($1,237.6)
$607.0
2019
2020
2021

TOTAL CAPITAL RATIO

15
12
9
6
3
0
12.41%
13.76%
12.69%
2019
2020
2021

RETURN ON AVERAGE TANGIBLE EQUITY[2]

25
20
15
10
5
0
21.49%
10.36%
24.41%
2019
2020
2021

(1)
For 2020, net earnings (loss) of  ($1,237.6) million is inclusive of  $1.47 billion of goodwill impairment, and excluding the goodwill impairment, net earnings were $232.4 million. For more information regarding the calculation of this financial measure, which is not in accordance with U.S. Generally Accepted Accounting Principles (“non-GAAP”), please refer to “Calculation of Non-GAAP Financial Measures” in Appendix A.

(2)
For more information regarding the calculation of non-GAAP financial measures included in this section, please refer to “Calculation of Non-GAAP Financial Measures” in Appendix A.

STRATEGIC ACQUISITIONS
The Company has a long and successful history of strategic acquisitions. In assessing new strategic growth opportunities, we follow our disciplined strategic growth principles that an acquisition should add new products, talent, and/or markets as we strive for better not just bigger. In 2021, we closed two acquisitions that will contribute to our growth and further diversify our funding sources, our credit portfolio, and our sources of non-interest income. Below is a timeline showing the Company’s 31 acquisitions over its history along with its related growth in asset size.

2    |    PACWEST BANCORP  2022 PROXY STATEMENT

We acquired Civic Financial Services (“Civic”) in February 2021. Through the Civic acquisition, we have further diversified and expanded our lending portfolio, diversified our revenue streams, and deployed excess liquidity into higher-yielding assets. Civic, headquartered in Redondo Beach, California, is one of the leading lenders in the United States specializing in business-purpose residential non-owner-occupied investment properties. For the 11 months of 2021, Civic loan production totaled $1.6 billion, and we ended the year with outstanding loans totaling $1.4 billion.
We acquired the Homeowners Association Services division of MUFG Union Bank, N.A. (the “HOA Business”) in October 2021. This acquisition advanced our strategy to expand product offerings to our customers and diversify our revenue and funding sources. The HOA Business acquisition significantly expanded our existing HOA banking practice, making us one of the premier financial institutions in this market segment. At December 31, 2021, the HOA Business had total deposits of  $4.1 billion.

PACWEST BANCORP  2022 PROXY STATEMENT    |    3

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.
OVERVIEW OF VOTING MATTERS
PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors (“Board”) unanimously recommends that you vote FOR the election of each director nominee.
See page 9 for further information regarding our director nominees.
DIRECTOR NOMINEES
The following table provides summary information regarding each director nominee:
					COMMITTEE MEMBERSHIP
NAME	AGE	DIRECTOR SINCE	INDEPENDENT	ALM	A	CNG	E	R
TANYA M. ACKER	51	2016
PAUL R. BURKE	59	2015		C
CRAIG A. CARLSON	71	2010						C
JOHN M. EGGEMEYER, III Chairman of the Board	76	2000					C
C. WILLIAM HOSLER	58	2014
POLLY B. JESSEN	57	2021
SUSAN E. LESTER	65	2003			C
ROGER H. MOLVAR	66	2014
ROBERT A. STINE	75	2000				C
PAUL W. TAYLOR	61	2021
MATTHEW P. WAGNER	65	2000
A: Audit Committee ALM: Asset/Liability Management Committee CNG: Compensation, Nominating and Governance Committee
E: Executive Committee R: Risk Committee C: Chair

4    |    PACWEST BANCORP  2022 PROXY STATEMENT

THE PACWEST BOARD OF DIRECTORS
Corporate Governance and Environmental, Social and Governance Highlights
We are committed to maintaining strong corporate governance practices. The Board regularly reviews our governance policies and procedures to ensure compliance with laws, rules, and regulations and stays abreast of governance best practices. We are also committed to operating with corporate social responsibility as a central tenet and continue to focus attention on environmental, social and governance (“ESG”) principles. Examples of our corporate governance practices and our efforts to be a strong corporate citizen are set forth in “Our Directors” and “Corporate Governance Matters,” and certain items are highlighted below.

BOARD PRACTICES
• Independent, non-executive Chairman of the Board • All independent directors except for CEO	• Annual Board review of senior leadership succession plan • Annual Board and committee self-assessments and evaluations

PACWEST BANCORP  2022 PROXY STATEMENT    |    5

STOCKHOLDER RIGHTS
• Annual election of directors • Annual “say-on-pay” advisory vote	• Right to act by written consent • Right to call a special meeting of stockholders
OTHER GOVERNANCE BEST PRACTICES
• Majority vote requirement for the election of directors in uncontested elections • Stock ownership guidelines for all directors and executive officers	• Related Party Transactions Policy • Anti-hedging and anti-pledging policy
2021 ESG HIGHLIGHTS

•
Published our inaugural Corporate Social Responsibility Report

•
Onboarded two directors to the Board, including one female director

•
Received an “Outstanding” Community Reinvestment Act rating

• Established three ESG working groups, comprised of senior leadership and employees: (1) Environmental Working Group, (2) Social Working Group, and (3) Governance Working Group
PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our Board unanimously recommends that you vote FOR approval of the compensation paid to our Chief Executive Officer (“CEO”) and our other executive officers who are named in the Summary Compensation Table in “Executive Compensation Tables” (“Named Executive Officers” or “NEOs”).
As an advisory vote, this proposal is not binding upon the Board or the Company. The Compensation, Nominating and Governance Committee (the “CNG Committee”), however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our executive officers. The Board believes that the compensation of our Named Executive Officers is appropriate and should be approved on an advisory basis by our stockholders.
See page 31 for “Compensation Discussion and Analysis.”
OUR COMPENSATION PHILOSOPHY
Our compensation philosophy provides the principles that drive our compensation-related decisions.

1. ALIGN WITH STOCKHOLDER INTERESTS
Executive officers should be compensated through pay elements (base salaries and annual and long-term incentives) that, designed together, align total compensation with stockholder value creation

2. PAY FOR PERFORMANCE
A significant portion of an executive officer’s total compensation should be variable and/or “at-risk” and dependent upon the attainment of specific and measurable performance objectives

3. ATTRACT AND RETAIN EXECUTIVE OFFICERS
The executive compensation program should enable the Company to attract highly-talented people with exceptional leadership and operational capabilities and to retain high-caliber talent

4. MITIGATE RISK
Our executive compensation program should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making

6    |    PACWEST BANCORP  2022 PROXY STATEMENT

STOCKHOLDER OUTREACH
Following our 2021 Annual Meeting of Stockholders, we contacted stockholders representing over 50% of our outstanding shares of common stock to obtain specific feedback regarding the Company, our performance, and other corporate topics of interest. During these discussions, we received stockholder feedback regarding our CEO succession planning and transition process, executive compensation program, as well as board governance, board refreshment and diversity, and ESG matters. We have taken meaningful steps to respond to this feedback, as described in this Proxy Statement.
PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
Our Board unanimously recommends that you vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditor for the year ending December 31, 2022.
See page 61 for “Audit Matters.”

PACWEST BANCORP  2022 PROXY STATEMENT    |    7

PROPOSAL 1
ELECTION OF DIRECTORS
The CNG Committee recommended, and the Board approved, 11 director nominees for election to serve as directors of the Company until the completion of the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All of the following director nominees are current directors:
• Tanya M. Acker	• John M. Eggemeyer, III	• Susan E. Lester	• Paul W. Taylor
• Paul R. Burke	• C. William Hosler	• Roger H. Molvar	• Matthew P. Wagner
• Craig A. Carlson	• Polly B. Jessen	• Robert A. Stine
The Board unanimously recommends a vote FOR the election of each director nominee.

8    |    PACWEST BANCORP  2022 PROXY STATEMENT

OUR DIRECTORS
We are pleased to propose 11 director nominees for election this year. We believe that our director nominees possess the requisite diversity, experience, qualifications, and skills, and mix of institutional knowledge and fresh perspectives necessary to maintain an effective Board to serve the best interests of the Company and its stockholders. All nominees are incumbent directors and are deemed “independent” except for our CEO.
Our Board, which currently has 12 members, is cognizant of the importance of Board refreshment. Daniel B. Platt, a current director, has reached our recommended retirement age and will not stand for re-election at the Annual Meeting. Our Board has set the number of directors that will constitute our Board, effective after the Annual Meeting, at 11. However, we anticipate expanding our Board by adding a director later this year, and are prioritizing diversity in director recruitment. Our CNG Committee and Board are committed to maintaining and enhancing our Board’s diversity in an effort to align our Board’s composition with the diverse clients and communities we serve and our diverse workforce.
The biographies below describe the business experience, directorships, and qualifications of each of our director nominees and Mr. Platt. The members of our Board also constitute the board of directors of our wholly-owned subsidiary, Pacific Western Bank (the “Bank”).
DIRECTOR SINCE: 2016 AGE: 51 COMMITTEES: • CNG • Risk
TANYA M. ACKER
Ms. Acker is an attorney and arbitrator who has served as one of three judges on a syndicated television court program since 2015. She is also the author of Make Your Case: Finding Your Win in Civil Court, published by Diversion Books in 2020, and she has also hosted a podcast that addresses a variety of topics since 2018. She is the president and chief executive officer of Free Eagle Ventures, Inc., a California loan out company. She operated her own private law practice from 2005 until 2013, after which she joined the firm Goldberg, Lowenstein and Weatherwax. Her legal practice consisted mainly of civil litigation, but she also worked on constitutional cases and provided business counseling.
OTHER DIRECTORSHIPS AND POSITIONS
•
Director and Treasurer, Public Counsel (2008-present)

•
Director, Western Justice Center (2011-present)

•
Director, Western Los Angeles County Council of the Boy Scouts of America (2013-present)

•
Director, Boy Scouts of America (2018-present)

•
Trustee, Pacific Battleship Center (2015-present)

•
Director, National Museum of the Surface Navy (2019-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Human Capital Management

•
Leadership

•
Regulatory and Legal

•
Risk Management

PACWEST BANCORP  2022 PROXY STATEMENT    |    9

DIRECTOR SINCE: 2015 AGE: 59 COMMITTEES: • ALM (Chair) • Audit • CNG • Executive
PAUL R. BURKE
Mr. Burke serves as the Chair of the ALM Committee. He is an officer and director of Northaven Management, Inc., an investment management firm that he co-founded in 1995 that focuses exclusively on equity investments in the financial services industry. He also has been a managing director and served on the board of directors of Kilowatt Labs, Inc., a company that designs, manufactures and sells energy storage and power management solutions, since 2018. From 2009 to 2021, he served as a director of Kinloch Holdings, Inc. (now known as Optisure Risk Holdings, Inc.), a private insurance brokerage firm where he previously served as its chairman, president, and acting chief executive officer.
OTHER PUBLIC BOARD SERVICE
•
Square 1 Financial, Inc. (2010-2015)

•
Eastern Insurance Holdings, Inc. (2001-2014)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Mergers and Acquisitions

•
Public Company Governance

•
Risk Management

DIRECTOR SINCE: 2010 AGE: 71 COMMITTEES: • Executive • Risk (Chair)
CRAIG A. CARLSON
Mr. Carlson serves as the Chair of the Risk Committee. He has been a financial institution and regulatory consultant since 2010 and a real estate broker since 1982. He was formerly a bank regulator with the California Department of Financial Institutions (“DFI”), currently known as the California Department of Financial Protection and Innovation, for 36 years, including 26 years supervising bank examiners. Most recently, he was senior deputy commissioner and chief examiner of the Banking Program for the DFI from 2007 to 2010. He was a faculty member of the California Banking School from 1988 to 1999 and was a member of the accreditation review team of the Conference of State Bank Supervisors from 2010 to 2019.
DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Mergers and Acquisitions

•
Regulatory and Legal

•
Risk Management

10    |    PACWEST BANCORP  2022 PROXY STATEMENT

Chairman of the Board DIRECTOR SINCE: 2000 AGE: 76 COMMITTEES: • Executive (Chair)
JOHN M. EGGEMEYER, III
Mr. Eggemeyer is Chairman of the Board. He is a founder and managing principal of Castle Creek Capital LLC, a private equity firm founded in 1990 that specializes in the financial services industry. He has been an investor, executive and financial advisor in the field of commercial banking for over 40 years.
OTHER PUBLIC BOARD SERVICE
•
Primis Financial Corp. (2021-present)

•
The Bancorp, Inc. (2016-present)

•
Guaranty Bancorp (2004-2018)

•
Heritage Commerce Corp (2010-2016)

•
TCF Financial Corporation (1994-2006)

OTHER DIRECTORSHIPS AND POSITIONS
•
Director, Northpointe Bancshares, Inc. (2019-present)

•
Trustee, Northwestern University (2006-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Financial Services

•
Human Capital Management

•
Leadership

•
Mergers and Acquisitions

•
Public Company Governance

DIRECTOR SINCE: 2014 AGE: 58 COMMITTEES: • Audit • CNG
C. WILLIAM HOSLER
Mr. Hosler has been the chief financial officer and a member of the board of directors of Catellus Acquisition Company, LLC, a commercial real estate property ownership, management and development company, since its formation in 2011. He served as the chair of the budget advisory and financial planning committee of the city of Piedmont, California from 2010 to 2021.
OTHER PUBLIC BOARD SERVICE
•
Fantex, Inc. (2014-present)

•
Parkway Properties, Inc. (2012-2016)

•
CapitalSource Inc. (2007-2014)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Mergers and Acquisitions

•
Public Company Governance

•
Regulatory and Legal

PACWEST BANCORP  2022 PROXY STATEMENT    |    11

DIRECTOR SINCE: 2021 AGE: 57 COMMITTEES: • Audit • Risk
POLLY B. JESSEN
Ms. Jessen is an attorney and founding partner of the law firm Kaplan Kirsch & Rockwell LLP, founded in 2003, where she heads the firm’s environmental practice and served on the management committee in 2019. She advises public and private entities and banks with regard to environmental regulatory compliance, environmental liability risk management, construction and professional contracting, and real estate and land use aspects of real estate acquisition and project development.
OTHER DIRECTORSHIPS AND POSITIONS
•
Member, Urban Exploration Steering Committee, Downtown Denver Partnership (2019-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Human Capital Management

•
Leadership

•
Regulatory and Legal

•
Risk Management

DIRECTOR SINCE: 2003 AGE: 65 COMMITTEES: • ALM • Audit (Chair) • Executive • Risk
SUSAN E. LESTER
Ms. Lester serves as the Chair of the Audit Committee. She has over 30 years of banking and mortgage banking experience in the financial services sector, including serving as chief financial officer of U.S. Bancorp and HomeSide Lending, Inc.
OTHER PUBLIC BOARD SERVICE
•
Arctic Cat, Inc. (2004-2017)

•
Lender Processing Services, Inc. (2010-2014)

OTHER DIRECTORSHIPS AND POSITIONS
•
Director, The Options Clearing Corporation (2016-present)

•
Chair, Board of Trustees, Francis Parker School (2013-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Leadership

•
Public Company Governance

•
Risk Management

12    |    PACWEST BANCORP  2022 PROXY STATEMENT

DIRECTOR SINCE: 2014 AGE: 66 COMMITTEES: • Audit • CNG • Risk
ROGER H. MOLVAR
Mr. Molvar is currently a private investor. He has over 40 years of banking and financial experience, including serving as executive vice president of IndyMac Bank and chief executive officer of IndyMac Consumer Bank. He also served as a director of CapitalSource Bank from 2008 to 2014, and a director of Farmers and Merchants Bank of Long Beach, California from 2005 to 2008.
OTHER PUBLIC BOARD SERVICE
•
First Financial Northwest, Inc. (2015-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Leadership

•
Mergers and Acquisitions

•
Public Company Governance

•
Risk Management

DIRECTOR SINCE: 2003 AGE: 75 COMMITTEES: • ALM • Audit • Risk
DANIEL B. PLATT*
Mr. Platt has over 40 years of banking and real estate consulting experience. He was an executive vice president of the Company and oversaw the special assets group of the Bank from 2009 until his retirement in 2014.
OTHER DIRECTORSHIPS AND POSITIONS
•
Director, A Step Beyond (2013-present)

•
Director, The Barnabus Group San Diego (2010-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Leadership

•
Risk Management

*
Daniel B. Platt will not stand for re-election at the Annual Meeting.

PACWEST BANCORP  2022 PROXY STATEMENT    |    13

DIRECTOR SINCE: 2000 AGE: 75 COMMITTEES: • CNG (Chair) • Executive
ROBERT A. STINE
Mr. Stine serves as the Chair of the CNG Committee. He was the president and chief executive officer of Tejon Ranch Co., a publicly traded real estate development and agri-business company, from 1996 until his retirement in 2013. He was also a founding director of Valley Republic Bank, a community bank located in Kern County, California, from 2008 until 2015.
OTHER PUBLIC BOARD SERVICE
•
Tejon Ranch Co. (1996-2015)

OTHER DIRECTORSHIPS AND POSITIONS
•
Director, Bolthouse Properties, LLC (2015-present)

•
Director, Rancho Santa Fe Foundation (2015-present)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Human Capital Management

•
Leadership

•
Mergers and Acquisitions

•
Public Company Governance

DIRECTOR SINCE: 2021 AGE: 61 COMMITTEES: • ALM • Risk
PAUL W. TAYLOR
Mr. Taylor was chief executive officer, president and director of Opus Bank, a California-chartered bank, which subsequently merged into Pacific Premier Bank, a California-chartered bank, from 2019 until 2020. He was chief executive officer, president and director of Guaranty Bancorp, a publicly traded financial institution, and chief executive officer and chairman of the board of directors of Guaranty Bank and Trust Company, a banking subsidiary of Guaranty Bancorp, from 2011 until 2018. Previously, he held various positions including executive vice president, chief financial and operating officer and secretary of Guaranty Bancorp.
OTHER PUBLIC BOARD SERVICE
•
Guaranty Bancorp (2011-2018)

•
Opus Bank (2019-2020)

DIRECTOR QUALIFICATION HIGHLIGHTS
•
Finance and Accounting

•
Financial Services

•
Human Capital Management

•
Leadership

•
Mergers and Acquisitions

•
Public Company Governance

14    |    PACWEST BANCORP  2022 PROXY STATEMENT

DIRECTOR SINCE: 2000 AGE: 65 COMMITTEES: • ALM • Executive • Risk
MATTHEW P. WAGNER
Mr. Wagner has been the President and Chief Executive Officer of the Company since 2000 and serves as the Chairman of the Board of Directors of the Bank.
DIRECTOR QUALIFICATION HIGHLIGHTS
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Financial Services

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Human Capital Management

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Leadership

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Mergers and Acquisitions

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Risk Management

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DIRECTOR INDEPENDENCE
The Board determines the independence of each director based upon the Nasdaq Stock Market LLC (“Nasdaq”) rules and our independence standards as set forth in our Corporate Governance Guidelines. Based on these standards, the Board has affirmatively determined that all of our non-employee directors, i.e., Mses. Acker, Jessen, and Lester and Messrs. Burke, Carlson, Eggemeyer, Hosler, Molvar, Platt, Stine, and Taylor, are independent and have no material relationship with us (including our directors and executive officers) that would interfere with their exercise of independent judgment. Our President and CEO, Mr. Wagner, is the only director who is not independent.
BOARD MEMBER EXPERIENCE, QUALIFICATIONS AND SKILLS
Based on our business, the primary areas of experience, qualifications and skills typically sought by the CNG Committee in director candidates, include, but are not limited to, the following:
BOARD DIVERSITY AND INCLUSION
While the Board has not adopted a formal written policy regarding director diversity, the Board appreciates and embraces the value of Board diversity. The Board believes different points of view brought through diverse representation lead to better business performance, decision making, and understanding of the needs of our diverse clients, employees, stockholders, business partners, and other stakeholders.
Our Board takes a multi-dimensional approach to diversity and considers a variety of skills and attributes such as:
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Gender, age, racial/ethnic, and geographic diversity;

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Functional, technical or other professional expertise; and

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Industry knowledge, particularly in banking or other industries relevant to our business, such as real estate.

The Board Diversity Matrix below presents the Board’s diversity statistics.
BOARD DIVERSITY MATRIX AS OF MARCH 30, 2022
TOTAL NUMBER OF DIRECTORS: 12
	FEMALE	MALE
GENDER IDENTITY
Directors	3	9
DEMOGRAPHIC BACKGROUND
African American or Black	1	—
White	2	9
LGBTQ+	1	—

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BOARD REFRESHMENT
As part of our annual Board evaluation process, the CNG Committee and our Board consider the tenure and age of each of our directors. Although we do not have a strict policy regarding tenure, the CNG Committee and our Board appreciate the benefit that a disciplined approach to board refreshment can provide. Our Board believes it is critical to maintain a range of Board member tenures to ensure sufficient experience for Board leadership positions and to ensure continuity and institutional knowledge through economic cycles and an evolving competitive landscape, while balancing the benefit of fresh perspectives. In addition, our Corporate Governance Guidelines provide for the retirement of a director who would be age 75 or older at the time of election.
Over the last few years, we have taken a phased approach to refreshment while maintaining continuity and avoiding undue disruptions from excessive turnover. In early 2021, we onboarded a director with significant banking and human capital management experience. At the 2021 Annual Meeting of Stockholders, three directors did not stand for re-election; one director had reached retirement age, and two directors were not independent. Later in 2021, we onboarded a female director with legal expertise in commercial real estate. At this Annual Meeting, one director is not standing for re-election as he has reached retirement age. Two other directors also have reached retirement age, but our Board, as recommended by the CNG Committee, chose to re-nominate them because these directors hold important leadership roles during this critical CEO succession planning and transition process. Our Chairman of the Board, Mr. Eggemeyer, and our Chair of the CNG Committee, Mr. Stine, have served in those roles since 2000 and 2014, respectively, and our Board has deemed their continuity, insights and institutional knowledge during the Company’s CEO succession planning and transition process as essential. Providing an exception to the retirement age guideline was the result of a deliberate approach to refreshment and is reassessed each year. Our Board believes that following the Corporate Governance Guidelines’ recommendation in this instance would not benefit, and would actually adversely affect, our CEO succession planning and transition process and long-term stockholder value. As part of our ongoing refreshment process, we anticipate adding a new director during 2022, and are prioritizing diversity in our recruitment.
SELECTING AND NOMINATING DIRECTOR CANDIDATES
Our CNG Committee is responsible for selecting and nominating director candidates and for carrying out the Board’s commitment to maintaining a balanced and diverse composition of members. The CNG Committee identifies candidates for Board membership and recommends such candidates’ nomination to the Board based on their ability to diversify and complement the Board’s existing strengths.
The CNG Committee will consider candidates recommended by stockholders utilizing the same criteria as director candidates not proposed by stockholders. Stockholders who wish to submit director candidates for consideration by the CNG Committee for election at the 2023 Annual Meeting of Stockholders should follow the process detailed in “Other Business — Stockholder Proposals.”

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CORPORATE GOVERNANCE MATTERS
CORPORATE GOVERNANCE BEST PRACTICES

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Annual election of directors

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Independent, non-executive Chairman of the Board

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Majority vote requirement for the election of directors in uncontested elections

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All independent directors except for CEO

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All committees chaired by independent directors

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Stock ownership guidelines for directors and executive officers

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Risk oversight by the Board and committees

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Annual Board and committee self-assessments and evaluations

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Annual Board review of senior leadership succession plan

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Regular executive sessions of independent directors

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All directors attended at least 95% of 2021 meetings

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Stockholders’ right to act by written consent

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Stockholders’ right to call a special meeting of stockholders

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Related Party Transactions Policy

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Anti-hedging and anti-pledging policy

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Annual review of director experience, qualifications and skills

BOARD’S ROLE AND RESPONSIBILITIES
BOARD OVERSIGHT OF STRATEGY AND DIRECT CONTACT WITH MANAGEMENT
Our Board is actively engaged in overseeing the Company’s strategy. The Board annually discusses the Company’s outlook and strategy, and reviews our overall business. Throughout the year, the Board reviews the Company’s strategic priorities and goals, as well as execution on those priorities and goals.
All of our directors have access to our CEO and our executive officers at any time to discuss any aspect of our business.
CEO AND EXECUTIVE OFFICER SUCCESSION PLANNING
Succession planning for the CEO and other senior leadership positions is one of the Board’s important responsibilities. Each year, the CNG Committee reviews and approves a senior leadership succession plan. The senior leadership succession plan describes the process by which the senior leadership of the Company will continue if the current CEO or other senior leader is unwilling or unable to serve, including an unexpected departure of the CEO. Human Resources leads annual discussions with our executive officers, and a written succession plan is prepared for each executive officer’s senior managers. We use these discussions to identify experiences and learning opportunities to prepare potential successors. For more information regarding our CEO succession planning and transition process, please see the discussion in “Compensation Discussion and Analysis — Strategic CEO Succession and Transition Plan.”
STOCKHOLDER OUTREACH AND ENGAGEMENT
Following our 2021 Annual Meeting of Stockholders, we contacted stockholders representing over 50% of our outstanding shares of common stock to obtain specific feedback regarding the Company, our performance, and other corporate topics of interest. During these discussions, we received stockholder feedback regarding our CEO succession planning and transition process, executive compensation program, as well as board governance, board refreshment and diversity, and ESG matters. For additional information regarding our stockholder outreach efforts in 2021 and our response, please see “Compensation Discussion and Analysis — Stockholder Outreach and Our Response to the 2021 Say on Pay Vote.”
RISK OVERSIGHT
OUR BOARD’S ROLE
Our Board believes that identifying, assessing, measuring, and managing risk are essential to our success. Our Board has established the Risk Committee to approve and review the Company’s risk management policies, oversee the implementation of the Company’s enterprise-wise risk management framework, and enhance the Board’s understanding of the Company’s overall risk tolerance and the effectiveness of its enterprise-wide risk management activities. The Risk Committee considers many of the most pressing risk issues a financial institution faces — credit, regulatory, operations, information technology, and information security. The Risk Committee also assists the other Board committees in overseeing risks within their respective areas of oversight. The Board specifically delegates risk oversight functions as follows:
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The ALM Committee is responsible for review of asset/liability management policies, the Company’s investment portfolio and financial risk exposures, and the interest rate risk and liquidity monitoring and reporting system.

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The Audit Committee is responsible for review of accounting and financial controls, financial statement integrity, legal and regulatory compliance, and, in conjunction with the Risk Committee, the Company’s risk management functions.

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The CNG Committee is responsible for review of risks in relation to our compensation programs and policies, human capital management, and our corporate governance structure and processes.

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The Risk Committee is responsible for general risk oversight, credit review, credit management and administration, compliance, including the Bank Secrecy Act, capital plan and stress testing, and operations and systems risk.

As a general matter, except for cases where a particular committee may choose to meet in executive session, such as our Risk Committee’s quarterly executive session meetings with the Chief Risk Officer, all Board members are invited (but not required) to attend the regular meetings of all Board committees. We believe that this transparent and collaborative structure provides for a more informed Board overall, and helps the Board understand and monitor internal and external risks.
MANAGEMENT’S ROLE
Company management is responsible for day-to-day risk management. The Chief Risk Officer provides the Board, directly, or through the Risk Committee, with regular reports on the operation and effectiveness of the enterprise risk management program, the top and emerging risks to our business and the controls and other mitigating factors utilized to manage those risks. The Internal Audit, Risk Management, Information Technology, Human Resources, Legal, Credit Administration, Accounting, Finance, and Treasury departments, among others, monitor compliance with Company-wide policies and procedures and the day-to-day risk management of the Company. We believe that this approach to risk management adequately addresses the Company’s risks.
RISK APPETITE STATEMENT
The Board oversees, and annually approves, upon recommendation of the Risk Committee, the Risk Appetite Statement. The Risk Appetite Statement sets forth risk targets and tolerance ranges with respect to the amounts and types of risks that we are willing to accept. These key risk indicator limits and thresholds are measured and reported quarterly to the Risk Committee on the Company’s Risk Dashboard.
BOARD OVERSIGHT OF CYBERSECURITY MATTERS
Cybersecurity is a major component of our overall risk management approach. As a financial services institution, handling sensitive data is a part of daily operations and is taken very seriously by employees. We maintain a comprehensive cybersecurity strategy that includes, but is not limited to: regular employee cybersecurity training and communications; preventative, detective, alerting, and defensive in-depth technologies; internal and third-party program oversight; policies and procedures regularly reviewed and designed with regulatory and industry guidance; and regular reviews of vendors who maintain sensitive data on behalf of the Bank. The Board reviews our information security program at least annually, and the Risk Committee receives quarterly management updates from the Chief Information Security Officer regarding cyber/information security matters, including an assessment of current security updates, cyber statistics, core elements and controls, and key information technology trends affecting information security.
BOARD STRUCTURE AND PROCESSES
BOARD LEADERSHIP
Each year, the Board evaluates the Company’s Board leadership structure to ensure that it remains an appropriate structure for our Company and stockholders. Our current structure provides for separate roles of the Chairman of the Board (“Chairman”) and CEO, and all committees are chaired by independent directors. In the event that the Chairman is not independent, our Corporate Governance Guidelines require that we name a lead independent director. We believe this structure provides for open communication between the Board and management and provides the oversight and safeguards necessary to operate our business successfully.
Mr. Wagner is our President and CEO, and Mr. Eggemeyer, an independent member of the Board, serves as Chairman. The Chairman’s principal responsibilities include:
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Chairing meetings of the Board and the annual meeting of stockholders;

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Reviewing and approving Board meeting agendas, meeting schedules and information provided to the Board and ensuring such information is appropriately disseminated;

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Acting as liaison between non-employee directors and management;

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Meeting periodically with the CEO for informal discussions concerning material issues involving the Company; and

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Providing input to the CNG Committee concerning the performance of the CEO.

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EXECUTIVE SESSIONS
The Company’s independent directors meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled Board meetings. During 2021, the independent directors met six times in executive sessions without the presence of management.
ANNUAL BOARD EVALUATIONS AND SELF-ASSESSMENTS
The CNG Committee, in coordination with the full Board, coordinates an annual evaluation of the Board’s performance and effectiveness at the Board, committee, and individual director levels. The Corporate Secretary conducts interviews with each director and compiles the comments anonymously. The evaluation and self-assessments are designed to encourage open and candid feedback on both the effectiveness of the Board as a whole, as well as the effectiveness of each of its members. The scope of the evaluation includes components of Board governance, such as Board size, meeting frequency, quality and timing of information provided to the Board, director communication, director experience, qualifications and skills, director independence, and Board strategy. Similarly, the scope includes components of committee governance, such as committee size, composition, performance, and coordination among committee members and among the standing committees. The results of the Board evaluation are discussed with the full Board, and the results of each committee evaluation are discussed with such committee as well as with the CNG Committee.
BOARD COMMITTEES
We believe our Board has created a sound committee structure designed to help the Board carry out its responsibilities in an effective and efficient manner. There are five standing Board committees: Audit, Asset/Liability Management (“ALM”), CNG, Executive, and Risk. The Board may also form from time to time ad hoc or other special purpose committees, such as the formation of the CEO Succession Committee in 2021.
BOARD COMMITTEE MEMBERSHIPS, RESPONSIBILITIES, AND MEETINGS
All chairs of our five standing committees are independent and appointed annually by the Board upon the recommendation of the CNG Committee. Each chair presides over committee meetings, oversees meeting agendas, serves as a liaison between the committee members and the Board, as well as between committee members and senior management, and works actively and closely with senior management on all committee matters, as appropriate.
Each of the Audit, ALM, CNG, and Risk Committees meets regularly, at least on a quarterly basis. The committees, typically through their committee chairs, routinely report their actions to, and discuss their recommendations with, the full Board. In addition, certain committees periodically hold extended meetings dedicated to discussing key strategic matters or other business items that are relevant or subject to the committee’s oversight responsibilities on a more in-depth basis.
The Board has adopted a written charter for each of these committees, which is available on the PacWest website www.pacwestbancorp.com, under “Corporate Overview — Corporate Governance.” The charters provide that the committees have adequate resources and authority to discharge their responsibilities, including appropriate funding for the retention of external consultants or advisers, as the committees deem necessary or appropriate.
With the exception of our CEO’s participation on the ALM, Risk and Executive Committees, each of the current members of the five standing Board committees is “independent.” The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

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ASSET/LIABILITY MANAGEMENT COMMITTEE
MEMBERS • Paul R. Burke (Chair) • Susan E. Lester • Daniel B. Platt • Paul W. Taylor • Matthew P. Wagner MEETINGS IN 2021 4
KEY OVERSIGHT RESPONSIBILITIES
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Approving, on an annual basis, asset/liability management policies;

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Reviewing the results of the interest rate risk and liquidity monitoring and reporting system, including performance relative to established policy limits, risk categories and operating targets set forth in the Company’s Risk Appetite Statement;

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Reviewing liquidity stress test results;

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Monitoring performance of the Company’s investment portfolio and strategies, including portfolio activity, unrealized gains and losses, portfolio yield, duration, and total return, and credit quality;

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Reviewing compliance with the Company’s portfolio concentrations limits; and

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Reviewing the status of Community Reinvestment Act investments and the Company’s derivatives and hedge positions.

AUDIT COMMITTEE
MEMBERS • Susan E. Lester (Chair) • Paul R. Burke • C. William Hosler • Polly B. Jessen • Roger H. Molvar • Daniel B. Platt
KEY OVERSIGHT RESPONSIBILITIES
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Selecting and communicating with the Company’s independent auditor;

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Overseeing the internal audit function;

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Reviewing and monitoring the adequacy and effectiveness of the Company’s accounting principles and policies, financial reporting, and internal controls with management;

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Reporting to the Board on the general financial condition of the Company and the results of the annual audit; and

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Ensuring the Company’s activities are being conducted in accordance with applicable laws and regulations.

All members of the Audit Committee are independent. MEETINGS IN 2021 15

The Board determined that all of the nominees to the Audit Committee are financially literate. In addition, each of Ms. Lester and Messrs. Burke, Hosler, and Molvar are qualified as an audit committee financial expert with accounting or related financial management expertise in accordance with U.S. Securities and Exchange Commission (“SEC”) and Nasdaq rules.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS • Robert A. Stine (Chair) • Tanya M. Acker • Paul R. Burke • C. William Hosler • Roger H. Molvar
KEY OVERSIGHT RESPONSIBILITIES
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Approving corporate goals and objectives for the CEO’s incentive compensation, evaluating the CEO’s performance in light of these goals and objectives, and recommending to the Board for determination, the CEO’s compensation level based on this evaluation;

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Determining the compensation of all other executive officers of the Company;

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Evaluating and making recommendations to the Board for the compensation of non-employee directors;

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Making recommendations to the Board regarding the Company’s incentive compensation plans, equity-based plans, 401(k) plan, and other employee benefit plans, and overseeing the administration of those plans;

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Approving awards and issuances of equity compensation;

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Reviewing the qualifications and independence of directors, identifying individuals qualified to become Board members, and recommending to the Board the nominees to stand for election at annual meetings of stockholders and to fill vacancies on the Board;

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Making recommendations to the Board regarding the sizes of the Board and committees as well as committee assignments;

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Reviewing and assessing compliance with SEC, Nasdaq, and other corporate governance requirements; and

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Overseeing initiatives of management’s ESG Executive Committee and receiving ESG-related reports.

All members of the CNG Committee are independent MEETINGS IN 2021 12

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EXECUTIVE COMMITTEE
MEMBERS • John M. Eggemeyer, III (Chair) • Paul R. Burke • Craig A. Carlson • Susan E. Lester • Robert A. Stine • Matthew P. Wagner MEETINGS IN 2021 0
KEY OVERSIGHT RESPONSIBILITIES
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Meeting when it is impractical for the full Board to meet and acting on behalf of the Board, subject to such limitations as the Board, the Executive Committee charter, and applicable law may impose; and

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Evaluating and making recommendations to the Board regarding strategic opportunities and alternatives relating to mergers and acquisitions, raising capital, and other matters of strategic importance.

RISK COMMITTEE
MEMBERS • Craig A. Carlson (Chair) • Tanya M. Acker • Polly B. Jessen • Susan E. Lester • Roger H. Molvar • Daniel B. Platt • Paul W. Taylor • Matthew P. Wagner MEETINGS IN 2021 4
KEY OVERSIGHT RESPONSIBILITIES
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Overseeing management’s implementation of a risk management framework, including the development and implementation of effective policies, processes and procedures designed to ensure that risks are properly controlled, quantified and within the Company’s risk appetite and associated risk tolerances;

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Reviewing and recommending to the Board for approval at least annually the Company’s Risk Appetite Statement;

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Reviewing and approving on a quarterly basis the Company’s Risk Dashboard;

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Receiving reports from management, including the Chief Risk Officer, the Chief Credit Officer, and the Chief Financial Officer, and other Board committees, regarding matters relating to risk management and/or the Company’s risk and compliance organization;

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Oversee the Company’s credit review and credit management/administration functions;

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Reviewing reports regarding compliance matters, including the Bank Secrecy Act;

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Reviewing and recommending to the Board for approval capital actions, and reviewing and approving the Company’s annual stress testing process; and

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Reviewing reports regarding the Company’s information-technology and operations risks as well as cyber/information security.

In 2021, the Board formed the CEO Succession Committee, a special committee comprised of six independent directors to lead the Board’s efforts to identify and recommend a new CEO for the full Board’s approval. The names of the current members (chair specifically noted) and highlights of some of the key oversight responsibilities of the CEO Succession Committee are set forth below.
CEO SUCCESSION COMMITTEE
MEMBERS • John M. Eggemeyer, III (Chair) • Paul R. Burke • Craig A. Carlson • Susan E. Lester • Robert A. Stine • Paul W. Taylor MEETINGS IN 2021 1
KEY OVERSIGHT RESPONSIBILITIES
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Identifying CEO candidates and recommending a new CEO for the full Board’s approval;

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Providing the Board with updates regarding the CEO succession planning and transition process and potential candidates; and

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Utilizing a third-party advisor with expertise in financial services executive recruitment to assess CEO candidates.

DIRECTOR MATTERS
MEETING ATTENDANCE
During 2021, the Board met 10 times. In 2021, each director attended at least 95% of the meetings of the Board and the committees on which he or she served.
Directors are encouraged, but not required, to attend the Annual Meeting. Ten of the directors then-serving attended the 2021 Annual Meeting of Stockholders.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
For 2021, the CNG Committee was comprised of Ms. Acker and Messrs. Burke, Hosler, Molvar, and Stine. None of these individuals is or ever was an officer or employee of the Company. No executive officer of the Company is, or was during 2021, a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity that has, or had during 2021, an executive officer serving as a member of our Board or CNG Committee. For a discussion of related party transactions, see “Corporate Governance Matters — Certain Relationships and Related Party Transactions.”
OUTSIDE DIRECTORSHIPS
The Company values the experience directors bring from other boards on which they serve, but we encourage all directors to carefully consider the number of other boards of directors on which they serve, taking into account the time required for board attendance, conflicts of interests, participation, and effectiveness on these boards. Pursuant to our Corporate Governance Guidelines, directors are required to advise the Chair of the CNG Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliations with other businesses or governmental units.
ESG MATTERS
ESG GOVERNANCE STRUCTURE
We are committed to integrating ESG considerations into our business practices and operations. Our priority is to mitigate risk and improve performance, while optimizing the positive impact on our business, society and the environment. This includes making our operations more sustainable, fostering an inclusive workforce, and addressing social and environmental issues in our communities.
The Company devoted significant resources to building out our ESG framework in 2021, including the development and implementation of a new ESG governance structure. An overview of our ESG governance structure and the duties and responsibilities of each committee and working group are outlined below.

BOARD OF DIRECTORS

CNG COMMITTEE

KEY RESPONSIBILITIES

- Oversee the Company's ESG strategy and advise the Board on significant ESG-related matters
- Oversee implementation of initiatives of management's ESG Executive Committee
- Review and advise on the Company's ESG policies and disclosures

ESG EXECUTIVE COMMITTEE

KEY RESPONSIBILITIES

- Assist in formulating the Company's ESG strategy
- Consider and recommend to executive officers ESG policies, practices and disclosures
- Identify and raise current and emerging ESG matters that may affect the Company
- Identify and recommend adjustments to address ESG-related trends affecting the Company
- Oversee the Company's ESG-related reporting, disclosures and communications and associated legal compliance
- Recommend necessary systems and implement third-party standards or internal procedures necessary to monitor and improve the collection, evaluation and disclosure of ESG-related data
- Provide direction to ESG working groups for focus areas and data collection

ENVIRONMENTAL WORKING GROUP

FOCUS AREAS

- Climate Risk
- Sustainability
- Environmental Responsibility

SOCIAL WORKING GROUP

FOCUS AREAS

- Human Capital Management
- Diversity, Equity and Inclusion
- Community Reinvestment Act
- Social Impact & Responsibility
- Compensation and Benefits
- Employee Wellness

GOVERNANCE WORKING GROUP

FOCUS AREAS

- Corporate Governance
- Cybersecurity
- Information Privacy
- Risk Management
- Bank Secrecy Act
- Fraud Management
- Emergency Preparedness

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ESG HIGHLIGHTS
Below are selected highlights of our ESG efforts in 2021. For more details regarding our commitment to ESG initiatives, you are encouraged to read our 2020 Corporate Social Responsibility Report, which is available on the Bank website at www.pacwest.com, under “About Us — Social Responsibility,” and our forthcoming enhanced and renamed ESG Report, which you will be able to find in the same location when it is published in April 2022.
ENVIRONMENTAL
Environmental stewardship drives our efforts to implement solutions that reduce our environmental impact while protecting our stakeholders. We look forward to forthcoming regulatory standards to provide clear guidance on sustainability and industry best practices, including guidance from the newly formed International Sustainability Standards Board, the SEC and the Financial Stability Oversight Council. In the interim, we are assessing our approach to managing the physical and transition risks of climate change, considering the unique profile of our physical footprint and our client portfolio, taking into consideration the Global Reporting Initiative and Sustainability Accounting Standards Board standards and other applicable guidance. We are examining ways to reduce waste, promote recycling, conserve energy, and educate our employees regarding the benefits of environmental sustainability.
SOCIAL
Our commitment to investing in our communities is a hallmark of our ESG program. Through a robust community development program, we have a long-standing history of supporting local communities. We are committed to supporting the communities in which we live and work through investment in affordable housing projects, charitable contributions, and employee volunteerism. We also promote financial inclusion by increasing access to capital for women- and minority-owned businesses and supporting the Community Reinvestment Act initiatives that contribute to minority communities’ economic sustainability.
GOVERNANCE
Strong corporate governance practices support our overall effectiveness and enable us to manage our business and maintain integrity in the marketplace. We believe strong governance is required at all levels, from our Board to executive management and throughout our Company. For more information regarding our governance practices, see “Our Directors” and “Corporate Governance Matters.”
HUMAN CAPITAL MANAGEMENT
Our employees are our most important assets. To facilitate talent development and retention, we strive to provide opportunities for our employees to grow, learn, and advance in their careers, supported by strong compensation, benefits, and health and wellness programs. We are committed to advancing diversity, equity and inclusion throughout all levels of the Company and to providing a safe working environment. We endeavor to provide our employees with fulfilling careers and financial security.

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GENDER AND RACIAL DIVERSITY AT A GLANCE
We are proud of the diverse workforce we have at the Company, as detailed in the graphics below.
All Staff — Gender*	All Staff — Race*
*As of December 31, 2021
For more information regarding our employee programs, see “Human Capital Management” in Part 1, Item 1 of the Company’s 2021 Annual Report.
ADDITIONAL CORPORATE GOVERNANCE MATTERS
We are committed to maintaining strong corporate governance practices, and the Board regularly reviews its corporate governance procedures to ensure compliance with laws, rules and regulations. The PacWest website at www.pacwestbancorp.com includes important information regarding the Board, Board committee charters, corporate governance policies, certain of our SEC filings, and press releases. Examples of our corporate governance practices are set forth in “Our Directors” and “Corporate Governance Matters,” and certain of our corporate governance policies are highlighted below.
CORPORATE GOVERNANCE GUIDELINES
The Board has developed and adopted a set of corporate governance principles to promote the functioning of the Board and its committees and to establish a common set of expectations as to how the Board should perform its functions. The Corporate Governance Guidelines address director qualification standards and independence requirements, board structure, director retirement and resignation, management succession planning, and expectations of directors. The CNG Committee reviews the Corporate Governance Guidelines at least annually and recommends changes to the Board in accordance with best practices in corporate governance and applicable laws and regulations. The Corporate Governance Guidelines are available on the PacWest website at www.pacwestbancorp.com, under “Corporate Overview — Corporate Governance.”

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CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Business Conduct and Ethics that is applicable to all employees and directors, including the Company’s CEO, Chief Financial Officer (“CFO”), Chief Accounting Officer, and other senior financial officers. Our Code of Business Conduct and Ethics sets forth specific standards of conduct that we expect all of our employees and directors to follow so that the Company conducts its business in accordance with the highest ethical standards of the financial industry and complies with all laws regulating the conduct of the Company and its employees. In addition, we have an executive-level management committee for conduct and ethics and maintain an ethics hotline for employees to use on an anonymous basis. The Code of Business Conduct and Ethics is available on the PacWest website at www.pacwestbancorp.com, under “Corporate Overview — Corporate Governance.”
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board has adopted a written Related Party Transaction Policy requiring the review and approval by the Audit Committee of transactions with related parties (i.e., our directors, director nominees, executive officers, or immediate family members thereof; entities for which any such individual is an executive officer or general partner; 5% stockholders; and other entities either in which any of the foregoing parties, directly or indirectly, possesses a 10% or greater equity or voting interest or that is otherwise controlled by any of the foregoing parties). Any member of the Audit Committee who has an interest in a transaction under review must abstain from voting on the approval of the transaction.
2021 RELATED PARTY TRANSACTIONS
In the normal course of business, the Company purchases equity securities, corporate securities, and mortgage loans for investment purposes. On December 30, 2021, the Company purchased in a private placement 1,000,000 depository shares each representing an ownership interest in a share of non-voting fixed-rate, non-cumulative perpetual preferred stock of a privately-owned, non-affiliated bank holding company for the purchase price of  $25 per depository share for a total of $25.0 million for investment purposes. In February 2022, the Company purchased $133.1 million in unpaid principal balances of single-family residential mortgage loans from the same bank holding company. In addition, the Company entered into a subservicing agreement with the bank holding company pursuant to which it would service the purchased loans on an ongoing basis and the Company could outsource servicing of loans purchased from third parties to it. Our Chairman, Mr. Eggemeyer, is a member of the board of directors of the non-affiliated bank holding company and is the Managing Member of funds that own greater than 10% of the equity of the bank holding company. These transactions were all undertaken without any involvement from Mr. Eggemeyer with respect to negotiating the terms of the relevant securities, mortgage loans, or subservicing agreement, which terms were determined on an arms’ length basis. These transactions were approved by the Audit Committee in accordance with our policy.
We currently have no outstanding loans to insiders, but we have a comprehensive system for monitoring and reporting loans to insiders.
DIRECTOR COMPENSATION
The CNG Committee annually reviews director compensation and makes recommendations to the Board. Our independent directors approve our director compensation.
We use a combination of cash and equity to attract and retain qualified non-employee directors. Compensation of our directors reflects our belief that a significant portion of directors’ compensation should be tied to long-term growth in stockholder value. The annual equity awards are delivered in the form of fully-vested common stock and are subject to the directors’ respective elections at the annual meetings of stockholders. Our CEO, our only employee director, is not, and will not be, separately compensated for service as a member of the Board.

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ELEMENTS OF DIRECTOR COMPENSATION
The annual retainers for non-employee directors’ service on the Board and Board committees during 2021 were as follows:
	January 1 – May 11, 2021	May 12 – December 31, 2021
Board Retainer	$86,000	$86,000
Chair Supplemental Retainers	$86,000 – Board $40,000 – ALM Committee $40,000 – Audit Committee $40,000 – CNG Committee $40,000 – Risk Committee $40,000 – Independent Director(1)	$86,000 – Board $40,000 – ALM Committee $80,000 – Audit Committee $80,000 – CNG Committee $40,000 – Risk Committee
Equity Awards	$57,000 in shares for directors $114,000 in shares for the Chairman	$75,000 in shares for directors $114,000 in shares for the Chairman
Other		The Chairman may use the corporate aircraft for up to 30 hours of personal use.(2)

(1)
The Board eliminated the Lead Independent Director position on May 12, 2021.

(2)
On August 11, 2021, the Board, as recommended by the CNG Committee, approved the Chairman’s personal use of the corporate aircraft in lieu of an increase in his annual equity award.

Prior to May 12, 2021, the Board had not changed non-employee director compensation since 2016. The CNG Committee engaged Pearl Meyer, an independent consulting firm specializing in compensation program design and evaluation, to review its non-employee director compensation relative to market data. On May 12, 2021, the CNG Committee reviewed Pearl Meyer’s non-employee director competitive compensation report, noting the Company’s current non-employee director compensation was underweighted on annual equity compensation compared to peers. The CNG Committee subsequently approved an increase in non-employee director annual equity compensation from $57,000 in shares of fully-vested stock to $75,000 in shares of fully-vested stock, effectively immediately, except that the Chairman’s annual equity compensation remained unchanged. The CNG Committee also approved a $40,000 increase in the chair supplemental retainer fees for each of the Audit and CNG Committees. On August 11, 2021, the Board, as recommended by the CNG Committee, approved limited personal use of the corporate aircraft by the Chairman in lieu of an increase in his annual equity award.
DIRECTOR COMPENSATION TABLE
The table below details all compensation paid to Company non-employee directors who served during 2021:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
TANYA M. ACKER	$86,000	$74,977	—	$160,977
PAUL R. BURKE	$126,000	$74,977	—	$200,977
CRAIG A. CARLSON	$126,000	$74,977	—	$200,977
JOHN M. EGGEMEYER, III	$172,000	$113,973	$72,268(2)	$358,241
C. WILLIAM HOSLER	$96,000	$74,977	—	$170,977
POLLY B. JESSEN(3)	$43,000	$56,231	—	$99,231
SUSAN E. LESTER	$156,000	$74,977	—	$230,977
ARNOLD W. MESSER(4)	$21,500	—	—	$21,500
ROGER H. MOLVAR	$86,000	$74,977	—	$160,977
DANIEL B. PLATT	$86,000	$74,977	—	$160,977
ROBERT A. STINE	$156,000	$74,977	—	$230,977
PAUL W. TAYLOR(5)	$86,000	$89,227	—	$175,227

(1)
Amounts shown are based on the market value of the underlying stock on the date of grant. For further information, see Note 19. Stock-Based Compensation, to the Company’s audited financial statements for the year ended December 31, 2021 included in the Company’s 2021 Annual Report.

(2)
Amount includes life insurance premiums paid by the Company and $67,767 in personal use of corporate aircraft and accompaniment of personal guests on business trips using chartered and corporate aircraft. The dollar amount of personal use of corporate aircraft is calculated based on the number of personal flight hours multiplied by a standard cost per hour representing the

PACWEST BANCORP  2022 PROXY STATEMENT    |    27

incremental variable costs as determined by an independent reference source. The dollar amount of accompaniment of personal guests on chartered and corporate aircraft is calculated using the standard industry fare level, or SIFL, method.
(3)
Ms. Jessen joined the Board on August 3, 2021. Ms. Jessen received a pro rata board retainer based upon commencing service in 2021, and received a pro rata equity award for her service until the Annual Meeting.

(4)
Mr. Messer did not stand for re-election to the Board at the 2021 Annual Meeting of Stockholders.

(5)
Mr. Taylor joined the Board on January 29, 2021. Mr. Taylor received a pro rata equity award for his service until the 2021 Annual Meeting of Stockholders.

STOCK OWNERSHIP GUIDELINES FOR DIRECTORS
In an effort to ensure that the interests of our non-employee directors are aligned with our stockholders, the Company established in its Stock Ownership and Clawback Policy a non-employee director stock ownership guideline that expects non-employee directors to own shares equal to five times their annual cash retainer. Executive officers, including those serving as directors, are subject to stock ownership guidelines as described in “Compensation Discussion and Analysis — Other Executive Compensation Practices, Policies, and Guidelines — Stock Ownership Guidelines.” Non-employee directors are expected to meet this guideline within five years of the date of their election or appointment to the Board. As of the Record Date, all of the non-employee director nominees meet the stock ownership guideline or are expected to meet the guideline within five years of election or appointment.

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EXECUTIVE OFFICERS
Current executive officers of the Company and their age, current position and business experience during at least the past five years are as follows:
NAME	AGE	CURRENT POSITION AND BUSINESS EXPERIENCE
WILLIAM J. BLACK, JR. Executive Vice President, Strategy and Corporate Development	46
Mr. Black has been Executive Vice President, Strategy and Corporate Development since 2020. From 2008 until 2020, Mr. Black was the founder and managing partner and portfolio manager at Consector Capital LP, a financial services hedge fund.

CHRISTOPHER D. BLAKE Executive Vice President, President and Chief Executive Officer of Community Banking Group	62
Mr. Blake has been Executive Vice President, President and Chief Executive Officer of Community Banking Group since 2018. Mr. Blake served as Executive Vice President, Human Resources of the Company from 2014 to 2018. Mr. Blake has served on the board of directors for California Domestic Water Company, a wholesale water distribution company, since 2016, and its wholly-owned subsidiary Cadway, Inc.

REBECCA H. CORDES Executive Vice President, Human Resources	67
Ms. Cordes has been Executive Vice President, Human Resources since 2018. Ms. Cordes held various positions at First Western Financial, Inc., including executive vice president from 2008 to 2018, director of support services from 2010 to 2018, and director of human resources from 2008 to 2017, and served as senior operations officer for First Western Capital Management, a registered investment advisory firm, in 2018.

BRYAN M. CORSINI Executive Vice President, Chief Credit Officer	60	Mr. Corsini has been Executive Vice President and Chief Credit Officer of the Company and Executive Vice President of the Bank since 2014. He served as a director of the Bank from 2016 to 2019.
STAN R. IVIE Executive Vice President, Chief Risk Officer	62
Mr. Ivie has been Executive Vice President, Chief Risk Officer since 2016. Mr. Ivie has served on the boards of directors of the Western Bankers Association and the Pacific Bankers Management Institute for Pacific Coast Banking School since 2017. Mr. Ivie served as the regional director for the Federal Deposit Insurance Corporation’s San Francisco Region from 2007 to 2016.

ANGELA M.W. KELLEY Executive Vice President, General Counsel and Corporate Secretary	40
Ms. Kelley has been the Executive Vice President, General Counsel and Corporate Secretary of the Company and Executive Vice President and Corporate Secretary of the Bank since 2021. She was executive vice president, general counsel, and corporate secretary of NBT Bancorp Inc. from 2019 to 2021. Previously, she served various positions at Heartland Financial USA, Inc., including senior vice president and deputy general counsel from 2015 to 2019, and corporate secretary from 2018 to 2019.

BART R. OLSON Executive Vice President, Chief Financial Officer	54
Mr. Olson has been Executive Vice President, Chief Financial Officer since 2021. He was executive vice president, deputy chief financial officer in 2020 and executive vice president, chief accounting officer from 2017 to 2020. Previously, he served various positions at Credit Suisse Group, including managing director from 2013 to 2017 and global head of liquidity measurement and reporting from 2014 to 2017. Prior to 2013, he was an audit partner at KPMG and spent 23 years in public accounting. He is a Certified Public Accountant in California and a member of the American Institute of Certified Public Accountants.

MONICA L. SPARKS Executive Vice President, Chief Accounting Officer	42
Ms. Sparks has been Executive Vice President, Chief Accounting Officer since 2020. She was senior vice president, chief accounting officer of American Business Bank from 2018 to 2020. She was senior vice president, chief accounting officer of Hope Bancorp from 2017 to 2018. She was senior vice president, controller of California United Bank from 2014 to 2017. Prior to 2014, she held various senior accounting roles with KPMG LLP for 12 years. She is a certified public accountant in California and member of the American Institute of Certified Public Accountants.

MATTHEW P. WAGNER President and Chief Executive Officer	65	Mr. Wagner has been the President and Chief Executive Officer of the Company since 2000. He also has been a director of the Company and Chairman of the Board of Directors of the Bank since 2000.
MARK T. YUNG Executive Vice President, Chief Operating Officer	48
Mr. Yung has been Executive Vice President, Chief Operating Officer since 2019. Mr. Yung was a director of the Company from 2017 to 2021. He has served as executive chairman of the board of directors of Environmental Solutions Worldwide, Inc., a clean technology company, since 2010. He served as chairman of the board of directors and chief executive officer of Presbia PLC, an ophthalmic device company, from 2017 to 2019 and continued to serve as a director until 2020. He was co-founder and managing principal of OCV Management, LLC, an investor, owner and operator of technology and life science companies, from 2016 to 2019, and served as vice president and secretary of several such companies as part of his role with OCV. He served as managing director of Orchard Capital Corp., a venture capital and private equity firm, from 2006 to 2016.

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PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers.
This proposal gives you as a stockholder the opportunity to endorse or not endorse our NEO compensation program through the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”
As an advisory vote, this proposal is not binding upon the Board or the Company. The CNG Committee, however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for executive officers. The Board believes that the compensation of the Company’s NEOs is appropriate and should be approved on an advisory basis by the Company’s stockholders as more particularly outlined in “Compensation Discussion and Analysis.”

The Board unanimously recommends a vote FOR approval of the compensation paid to the Company’s NEOs as disclosed in this Proxy Statement pursuant to the disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

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COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion & Analysis (“CD&A”), we explain our 2021 compensation program for our CEO, CFO, and our other three highest paid executive officers, whom we collectively refer to as our “NEOs.” The CNG Committee of our Board has designed our executive compensation program to (i) align executive officers’ interests with the interests of our stockholders, (ii) pay for performance, (iii) attract and retain executive officers, and (iv) mitigate undue risk. In designing our executive compensation program, the CNG Committee is mindful of the perspectives our key stakeholders may have with respect to executive compensation.
EXECUTIVE COMPENSATION SNAPSHOT
(1)
For more information regarding the calculation of non-GAAP financial measures included in this section, please refer to “Calculation of Non-GAAP Financial Measures” in Appendix A.

(2)
Source: S&P Global Market Intelligence.

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HISTORICAL PERFORMANCE
Starting in 2000, which was the year our CEO joined and co-founded the Company, we embarked on a long-term strategic growth initiative that has delivered results for our stockholders and the communities we serve. Our history reflects an ability to execute on strategic acquisitions and grow organically, and this ability has played and continues to play an important role in our executive compensation decisions. This was particularly true in 2021, as we completed two strategic acquisitions that further diversified our sources of funding, interest income and non-interest income, as well as the profile of our credit portfolio. The below table provides a snapshot every seven years since formation and illustrates the growth and profitability of the Company over the years.
(1)
For more information regarding the calculation of non-GAAP financial measures included in this section, please refer to “Calculation of Non-GAAP Financial Measures” in Appendix A.

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STOCKHOLDER OUTREACH AND OUR RESPONSE TO THE 2021 SAY ON PAY VOTE
Our stockholders historically have supported our executive compensation program; however, our “say on pay” proposal received only 37% support at our 2021 Annual Meeting of Stockholders.
Although this vote is advisory and non-binding, the CNG Committee and our entire Board considered it important to understand the reasons for this outcome and solicited feedback from our stockholders following our 2021 Annual Meeting of Stockholders. We contacted stockholders representing over 50% of our outstanding shares of common stock to obtain specific feedback regarding the Company, our executive compensation, and our financial and operating performance. Our CFO and General Counsel participated in these outreach activities, as well as our CNG Committee Chair for certain meetings. During these discussions, we received stockholder feedback that touched on the status of our CEO succession and transition plan, our executive compensation program, including the size and structure of the CEO retention package awarded in January 2021, as well as board refreshment and diversity, and ESG-related initiatives. A summary of the key areas of feedback we received and how we responded is provided in the chart below.
STOCKHOLDER FEEDBACK	OUR RESPONSE
CEO SUCCESSION AND TRANSITION PLANNING
ENHANCE DISCLOSURE REGARDING CEO SUCCESSION AND TRANSITION PLANNING.	We included in this CD&A additional details regarding our process for identifying and naming a new CEO. Additionally, as a regular practice, our CNG Committee reviews our senior leadership succession plan annually.
RESPOND TO CONCERNS REGARDING STRUCTURE AND SIZE OF CEO RETENTION AWARDS.	We have explained in this CD&A the CNG Committee’s and the Board’s rationale for the structure and size of the CEO retention awards. We also have included additional details regarding the CNG Committee’s and the Board’s intention that the equity-based retention awards were granted to our CEO in lieu of additional annual equity awards during the three-year transition period. Our CEO will not be eligible for future equity awards.
ENHANCE DISCLOSURE REGARDING CEO RETENTION AWARDS AND METRICS ASSOCIATED WITH THE PERFORMANCE-BASED COMPONENTS OF THE RETENTION AWARDS.	We included in this CD&A a description of the CEO retention awards and the metrics associated with the performance-based components of those awards. We also have explained the CNG Committee’s and the Board’s rationale for the retention awards and their vesting conditions.
EXECUTIVE COMPENSATION
ENHANCE DISCLOSURE REGARDING OUR EXECUTIVE COMPENSATION PROGRAM AND HOW OUR CNG COMMITTEE ESTABLISHES PERFORMANCE METRICS.
We have enhanced our compensation-related disclosure in this CD&A to provide further clarity on our executive compensation program and process, including how the performance metrics were established.
We continuously evaluate the pay for performance elements of our executive compensation program to determine whether compensation properly reflects our performance on a standalone basis and relative to peers.

ENHANCE RIGOR OF PERFORMANCE TARGETS.
SHORT-TERM INCENTIVES.   Our 2021 short-term incentive targets were based on and consistent with our annual financial plan, which was developed in the fourth quarter of 2020 and approved by the Board in February 2021. As more fully explained below under “2021 EIC Plan Performance Metrics, Weights, Targets, and Award Results,” the CNG Committee approved the 2021 short-term incentive targets at levels it believed were rigorous in light of the operating environment at the time and the expected performance levels forecasted for 2021, which anticipated the COVID-19 pandemic would continue to impact operating results.
In the fourth quarter of 2021, when the 2021 performance period was almost closed, the Company received stockholder feedback to review and enhance the rigor of our short-term incentive targets. Though we could no longer amend our 2021 targets at that time, the CNG Committee considered this important feedback and, in setting our 2022 short-term incentive targets in the first quarter of 2022, ensured that the structure and rigor of those targets were thoroughly evaluated and enhanced.

PACWEST BANCORP  2022 PROXY STATEMENT    |    33

STOCKHOLDER FEEDBACK	OUR RESPONSE

As a result, all of our 2022 short-term incentive performance targets are more rigorous than the 2021 performance targets except for our efficiency ratio performance target. In determining our 2022 efficiency ratio performance target, we considered the impact of increased operating costs in connection with the two acquisitions we completed in 2021, along with the significant investments we are making related to our digital innovation strategy. We believe the 2022 efficiency ratio performance target is rigorously set, but also prioritizes important strategic considerations.
LONG-TERM INCENTIVES.   In 2021, we revised our performance-based long-term incentive (“LTI”) metrics from return on average assets (“ROAA”), earnings per share (“EPS”), and relative total shareholder return (“TSR”) to (i) core pre-provision, pre-goodwill impairment, pre-tax net revenue (“PPNR”), and (ii) TSR, both of which are measured relative to peers and align with stockholder interests. The CNG Committee and Board believe that using relative-to-peer metrics also ensures pay and performance are appropriately aligned. In outreach with investors, positive comments were received on this change.
Our 2022 LTI awards use the same performance metrics as our 2021 LTI awards.

ENHANCE DISCLOSURE REGARDING STOCKHOLDER OUTREACH AND OUR RESPONSES TO STOCKHOLDER FEEDBACK.	We enhanced our disclosure in this CD&A regarding our stockholder outreach program and our responses to stockholder feedback.
BOARD REFRESHMENT AND DIVERSITY
BALANCE NEED FOR BOARD REFRESHMENT WITH DESIRE FOR CONTINUITY AND INSTITUTIONAL KNOWLEDGE DURING CEO TRANSITION.	We recognize the importance of board refreshment, and, over the last few years, we have taken a phased approach to refreshment while maintaining continuity and avoiding undue disruptions from excessive turnover. In 2021, we onboarded two new directors, and three directors did not stand for re-election. In 2022, we anticipate adding a new director, and one director will retire. As a result, we believe we are striking a prudent balance between onboarding highly-qualified new directors and maintaining essential institutional knowledge through this critical CEO succession planning and transition process, as discussed above at “Our Directors — Board Refreshment.”
ENHANCE BOARD DIVERSITY.	Our CNG Committee has prioritized diversity in its board recruitment activities. We onboarded one new female director in 2021, and we anticipate adding a new diverse director in 2022.
ESG
ENHANCE DISCLOSURE WITH RESPECT TO ESG MATTERS.
We enhanced disclosure in this Proxy Statement regarding our ESG governance structure and initiatives.
In 2021, we published our first Corporate Social Responsibility Report. In 2022, we will rename our Corporate Social Responsibility Report and enhance ESG disclosures through the release of our 2022 ESG Report in April 2022.

Our Board is committed to continuing our engagement with stockholders on the topics of our CEO succession and transition planning, executive compensation, board refreshment and diversity, and ESG-related initiatives, and such engagement will be a priority for us throughout 2022.

34    |    PACWEST BANCORP  2022 PROXY STATEMENT

STRATEGIC CEO SUCCESSION AND TRANSITION PLAN
In 2020, the COVID-19 pandemic spread globally shortly after Mr. Wagner entered his 20th successful year as President and CEO of the Company. Within the context of this historic period of volatility and uncertainty, the Board and the CNG Committee, together with Mr. Wagner, began the process of developing a strategic CEO succession and transition plan, which would span the course of multiple years, in order to draw upon Mr. Wagner’s significant tenure with the Company and his strong leadership and goodwill with the Company’s stakeholders. In addition, the Board wanted to ensure that the Bank continued to benefit from the critical services of Mr. Wagner, who, since 2000, had provided invaluable leadership, strategic direction, and management of a talented team, leading the Company to exponential growth, the successful completion of 29 acquisitions through 2020, and strong long-term financial performance. As a result, the Board and the CNG Committee took the following actions:
•
Succession Process.   The Company has an ongoing senior leadership succession planning process, including CEO succession, which is updated and reviewed by the Board annually. In supplement to its regular succession planning process, the Board developed a three-year CEO succession planning and transition process that is anticipated to culminate in Mr. Wagner’s retirement as President and CEO the Company on December 31, 2023. A three-year CEO succession plan and transition process provides the Board ample time to identify and appoint the next President and CEO of the Company, and allows for a smooth and orderly CEO transition. The below graphic illustrates key milestones with respect to the CEO succession and transition plan:

•
CEO Succession Committee.   In 2021, the Board constituted the CEO Succession Committee, a special committee comprised of six independent directors to lead the Board’s efforts to identify and recommend a new CEO for the full Board’s approval. The CEO Succession Committee includes the Chairs of the Board and Board committees, as well as Mr. Taylor, who joined the Board in early 2021 and has extensive bank CEO and succession planning and transition experience. The CEO Succession Committee provides the Board with regular updates regarding the CEO search process and works with the third-party advisor engaged to assist with developing the structure and timeline for the CEO succession and transition plan, and the assessment of potential CEO candidates.

•
CEO Retention Package.   In light of the challenges arising from the COVID-19 pandemic and the uncertainty that naturally arises from any CEO succession planning and transition process, the CNG Committee and the Board concluded that retaining Mr. Wagner was imperative, and that it was equally important to continue to align Mr. Wagner’s short- and long-term interests with those of the Company and its stockholders. In furtherance of these goals, the CNG Committee recommended, and the Board approved, a three-year CEO retention package designed to reinforce that alignment through the succession planning and transition process.

In designing and approving Mr. Wagner’s CEO retention package, the CNG Committee and the Board, after considering information and analysis provided by the CNG Committee’s compensation consultant, determined a front-loaded package with respect to long-term incentives, the largest component of the retention package, would align Mr. Wagner’s and stockholders’ interests and focus Mr. Wagner’s attention on his individual and Company performance over the next three years with no awards tied to Company performance after his anticipated retirement. The discussions regarding the long-term incentive elements of the CEO retention package began in the second quarter of 2020 and, because of the heavy operational demands and general volatility of the pandemic-influenced time period, stretched into the fourth quarter of 2020. Mr. Wagner, the CNG Committee, and the Board identified a potential quantum of long-term incentive shares/units for the CEO retention package—702,000. At the time, this number of shares/units had a market value of approximately three to four times Mr. Wagner’s maximum LTI award in 2020, which generally aligned with the three-year time horizon of Mr. Wagner’s anticipated transition. The parties spent additional time developing the structure of the CEO retention package and the associated performance metrics, which resulted in a long-term incentive mix of one-third time-based and two-thirds performance-based awards. By the time the terms of the CEO retention package were finalized and the award agreements were entered into and publicly announced on January 29, 2021, the Company’s stock price had rebounded, though the markets remained volatile. Given the ongoing economic and pandemic-induced uncertainty resulting in stock price volatility, the CNG Committee and the Board decided to maintain the previously discussed number of shares/units comprising the retention awards. On January 29, 2021, the award of 702,000 shares/units had a market value of approximately five times Mr. Wagner’s maximum LTI award in 2020.
The CEO retention package reflects various critical components during the succession planning and transition process: continued service, both short- and long-term financial performance during the transition, and the satisfactory completion of certain key strategic initiatives critical to the Company’s long-term success. In addition, Mr. Wagner will receive no increase to his base salary in the future and will receive no additional LTI awards, but will be eligible for annual cash incentive awards. The graphic below details the elements of Mr. Wagner’s CEO retention package.

PACWEST BANCORP  2022 PROXY STATEMENT    |    35

CEO RETENTION PACKAGE ELEMENTS

BASE SALARY

$1M Base Salary

SHORT-TERM INCENTIVE

Targeted Annual Cash Incentive of 200% of Base Salary

LONG-TERM INCENTIVES

TIME-BASED LONG-TERM INCENTIVE

234,000 shares of time-based restricted stock

PERFORMANCE-BASED LONG-TERM INCENTIVE

SUCCESSION/TECHNOLOGY

234,000 shares of performance-based restricted stock subject to the achievement of certain CEO succession planning and digital innovation goals

PERFORMANCE-BASED LONG-TERM INCENTIVE

FINANCIAL METRICS

Cliff vests on February 28, 2024

The Board and the CNG Committee weighed various considerations when determining Mr. Wagner’s CEO retention package, including:
•
Reportable CEO Compensation in 2021.   While the Board and the CNG Committee were aware that this approach would result in increased reportable compensation for 2021 as compared to 2020 as well as to 2022 and 2023, both the Board and the CNG Committee strongly believed that this approach, which includes a significant portion of  “ at-risk” compensation tied to long-term performance during the three-year succession planning and transition process, was appropriate.

•
Significant Performance-Based Components.   Rather than structuring the retention awards exclusively as time-based vesting, the CNG Committee and Board determined that structuring the majority of the CEO retention package as performance-based and requiring the achievement of certain performance goals and metrics was appropriate. The CNG Committee and Board believe this structure aligns Mr. Wagner’s interests with those of stockholders while providing meaningful incentive for Mr. Wagner’s continued committed service and willingness to actively support the succession planning and transition process while at the same time overseeing the prudent and profitable short- and long-term operations of our Company.

•
Final Long-Term Incentive Award.   The LTI awards were designed to be front-loaded to tie Mr. Wagner’s performance to his remaining tenure. Accordingly, Mr. Wagner will not be eligible for any future LTI awards.

•
Important Forfeiture Components.   Equally important, subject to limited exceptions, Mr. Wagner will forfeit the unvested time-based restricted stock awards if he voluntarily leaves the Company prior to December 31, 2023, and he will forfeit unvested performance-based awards in the event he voluntarily leaves the Company prior to December 31, 2023, or if the specified performance goals are not achieved. Set forth below is a summary of the key features of Mr. Wagner’s CEO retention package.

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ALIGNMENT OBJECTIVE: CONTINUED SERVICE THROUGH CEO TRANSITION
BOARD CONSIDERATIONS	Mr. Wagner’s ongoing leadership during the CEO transition phase is critical to achieving the Company’s strategic goals. A CEO transition is a significant event, particularly when the CEO has been in the role for over 20 years, and the Board recognizes that it is of critical importance to the Company’s future to ensure an effective, seamless succession and management transition. Mr. Wagner’s active participation in this process is essential to its success.
RETENTION PACKAGE FEATURE
Annual Base Salary:
•
$1,000,000.

•
Set at same annual base salary paid since 2019.

•
Amount will not change during the remainder of Mr. Wagner’s tenure as CEO.

At-Risk Time-Based Restricted Stock Awards (“TRSAs”):
•
234,000 shares of restricted stock.

•
Vests ratably on January 31, 2022, January 31, 2023, and December 31, 2023.

•
Unvested shares forfeited if Mr. Wagner voluntarily resigns prior to December 31, 2023.

•
Double-trigger accelerated vesting following a change in control.

ALIGNMENT OBJECTIVE: ALIGNMENT OF SHORT-TERM INTERESTS

BOARD CONSIDERATIONS	Although executing on our CEO succession plan is critical to our long-term success, we must continue to operate our business in a prudent manner that produces results for the Company and our stockholders. The CNG Committee and Board believe it is important that a meaningful portion of Mr. Wagner’s compensation be tied to our achievement of short-term quantitative performance goals.
RETENTION PACKAGE FEATURE
At-Risk Annual Performance-Based Cash Incentive Bonus:
•
Targeted annual cash payout of 200% of annual base salary, as described more fully below in “Compensation Discussion and Analysis — Elements of Our Executive Compensation Program — Annual Cash Incentives — EIC Plan.”

•
Earned based on the level of achievement relative to the annual Executive Incentive Plan (“EIC Plan”) performance metrics set by the CNG Committee and the Board for all executive officers.

PACWEST BANCORP  2022 PROXY STATEMENT    |    37

ALIGNMENT OBJECTIVE: ALIGNMENT WITH STRATEGIC OPERATIONAL GOALS
BOARD CONSIDERATIONS	In order to further position the Company for long-term success following Mr. Wagner’s retirement, the CNG Committee and the Board felt that it was prudent to condition Mr. Wagner’s receipt of a material portion of his retention package on the satisfactory completion of certain key strategic initiatives, namely (i) the successful execution of the CEO succession and transition and the senior leadership development plans, and (ii) the effective implementation of our digital innovation strategy. A smooth and thoughtful CEO transition and focused attention on senior leadership development are essential to the success of the Company. In addition, the CNG Committee and the Board believe that Mr. Wagner’s leadership and strategic direction with respect to advancing our digital strategy are imperative in successfully responding to customer needs, and rationalizing and enhancing operational systems following 31 successful acquisitions under his tenure. For additional details on Mr. Wagner’s succession and digital innovation goals, see the section titled “Additional Information Regarding Succession/Technology RSAs.”
RETENTION PACKAGE FEATURE
At-Risk Succession/Technology Restricted Stock Awards (“Succession/Technology RSAs”):
•
234,000 shares of restricted stock.

•
Vests based on performance on January 31, 2023 and December 31, 2023.

•
Vesting capped at target and conditioned upon achievement of certain specified goals related to the implementation of our CEO succession and transition plan and senior leadership development plan, and implementation of digital innovation strategy.

•
Unvested shares forfeited if Mr. Wagner voluntarily resigns prior December 31, 2023, or if the specified performance goals are not achieved.

•
Double-trigger accelerated vesting following a change in control.

ALIGNMENT OBJECTIVE: ALIGNMENT OF LONG-TERM INTERESTS

BOARD CONSIDERATIONS	In light of the anticipated three-year transition period, the CNG Committee felt that it was prudent to provide Mr. Wagner with certain long-term incentives to encourage strong financial performance relative to peers and to align the entire executive team’s long-term incentive goals.
RETENTION PACKAGE FEATURE
At-Risk Performance-Based Restricted Stock Units (“PRSUs”):
•
234,000 performance-based restricted stock units.

•
Cliff vesting on February 28, 2024.

•
Vesting subject to continued service through December 31, 2023, and the achievement of certain relative-to-peer performance metrics during a three-year performance period, consistent with performance metrics applicable to other executive officers, as more fully described in “Compensation Discussion and Analysis — Elements of Our Executive Compensation Program — Long-Term Incentives — Equity Awards.”

•
Subject to a maximum payout equal to 100% of target (i.e., 234,000 restricted stock units), unlike other executive officers who have the ability to exceed 100% of target based on performance.

•
Unvested units forfeited if Mr. Wagner voluntarily resigns prior to December 31, 2023, or if the Company fails to achieve certain performance metrics during the performance period.

•
Mr. Wagner is not eligible for any future long-term incentive awards.

•
Double-trigger accelerated vesting following a change in control.

38    |    PACWEST BANCORP  2022 PROXY STATEMENT

ADDITIONAL INFORMATION REGARDING SUCCESSION/TECHNOLOGY RSAs
As described above, Mr. Wagner received as part of his CEO retention package 234,000 Succession/Technology RSAs that vest based upon the achievement of certain specified goals relating to (i) CEO succession and transition planning and senior leadership development, and (ii) and development and implementation of a digital innovation strategy.
CEO SUCCESSION AND SENIOR LEADERSHIP DEVELOPMENT PLANS
The CNG Committee and Board conditioned 50% of the Succession/Technology RSAs on the successful execution of the CEO succession and transition plan and the senior leadership development plan. We have operated under the strong and steady leadership of Mr. Wagner for over 20 years, a remarkable time at the helm for a leader of a financial institution of the Company’s size. The CEO transition is a major event in the Company’s history, as we have never had another CEO, and a smooth CEO transition is critical to the future success of the Company. Additionally, the CNG Committee and the Board recognize that development of senior leaders across the organization allows the Company to have a strong group of individuals ready for other succession opportunities within the Company and reduces turnover among the senior leadership. Accordingly, the CNG Committee and Board felt that significant incentives dedicated to both a successful CEO succession and transition plan, and senior leadership development plan, were warranted and aligned with stockholder interests.
DIGITAL INNOVATION
The CNG Committee and Board also believe that digital innovation is critical to the future success of the Company, specifically to our ability to attract and service customers and our ability to operate efficiently. In light of the 31 acquisitions executed during Mr. Wagner’s tenure, the CNG Committee and the Board believe that it is important for legacy technology systems to be rationalized and enhanced, with a focus on customer experience and data warehouse, management, and analytics capabilities, prior to Mr. Wagner’s retirement. The Company has developed an extensive, forward-looking technology roadmap called “Vision 2025,” prioritizing digital innovation, enhancing customer experience and engagement, automating and improving the use of data across the Company, and driving operational efficiencies. As these efforts are of key strategic importance to the Company going forward, the CNG Committee and Board allocated 25% of the Succession/Technology RSAs to the execution of our digital innovation strategy.
DISCRETIONARY AMOUNTS
The CNG Committee and Board reserved the vesting of the remaining 25% of the Succession/Technology RSAs to the CNG Committee’s discretion, which the CNG Committee and Board believe is appropriate to provide some flexibility to evaluate Mr. Wagner’s overall performance based on other unforeseeable situations that may arise during the ensuing three-year CEO succession and transition timeframe. The table below summarizes the goals, established by the CNG Committee and approved by the Board, applicable to this award.
AWARD	AWARD DESCRIPTION	GOAL/PERFORMANCE METRIC
At-Risk Performance-Based Restricted Stock Award — Succession/Technology RSAs
GRANT OF 234,000 SHARES OF RESTRICTED STOCK:
•
50% tied to Mr. Wagner’s successful implementation of a CEO succession and transition plan and a senior leadership development plan

•
25% tied to Mr. Wagner’s successful implementation of the digital innovation strategy

•
25% tied to satisfying the CNG Committee’s qualitative expectations for Mr. Wagner’s performance through each vesting date

Each above condition shall be assessed by the CNG Committee on a scale of 0 to 100%, as of the applicable vesting date.

CEO SUCCESSION PLANNING AND TRANSITION AND SENIOR LEADERSHIP DEVELOPMENT GOALS
Various milestones relating to CEO succession and transition, including:
•
Constitution of CEO Succession Committee

•
Close coordination with third-party advisor to guide the succession process, including:

•
Enumeration of desired CEO attributes

•
Identification and recruitment of potential CEO candidates

•
Assessment of CEO candidates

•
Creation of development plans for internal CEO candidates

•
Mentorship of internal CEO candidates

PACWEST BANCORP  2022 PROXY STATEMENT    |    39

AWARD	AWARD DESCRIPTION	GOAL/PERFORMANCE METRIC

•
Development and implementation of comprehensive transition plan for new CEO

•
Preparation of senior leadership team for CEO transition

•
Active engagement with successor CEO during transition process

Various milestones relating to senior leadership development, including:
•
Development and presentation of senior leadership development plan to Board for review at least annually

•
Implementation and execution of the senior leadership development plan, including succession planning for senior leadership positions

DIGITAL INNOVATION GOALS
•
Implementation of the “Vision 2025” digital innovation roadmap, including:

•
Prudent investment in innovative digital technologies

•
Enhanced data warehouse, data management, and data analytics capabilities

•
Enhancement of customers’ digital experience

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES
Beyond the unique considerations employed in determining appropriate compensation in light of our CEO succession planning and transition, the Company’s general philosophy and objectives underlying our executive compensation program are to:
•
employ the best leaders in our industry to ensure we execute on our business goals;

•
drive short- and long-term profitability of the Company; and

•
create long-term stockholder value.

Our CNG Committee has established four key principles that provide the framework for our executive compensation program:
ALIGN WITH STOCKHOLDER INTERESTS
Our executive officers’ interests should be aligned with the interests of our stockholders.
•
Key components of executive compensation are earned only if certain financial objectives, which our Board and CNG Committee have identified as value-enhancing, are achieved.

•
Our executive stock ownership guidelines require our executive officers to accumulate and maintain a meaningful position in shares of our common stock to strengthen the alignment of their interests with those of long-term stockholders.

PAY FOR PERFORMANCE
Executive pay should be linked to achieving our long-term and short-term business goals.
•
We provide incentive-based compensation in the form of annual cash and long-term, equity-based awards.

•
The CNG Committee annually establishes specific performance metrics that are linked to short- and long-term incentive compensation outcomes and performance relative to the industry and our peers.

•
Both short-term and long-term performance goals are focused on key financial metrics.

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ATTRACT AND RETAIN EXECUTIVE OFFICERS
Our executive compensation program should attract and retain executive officers who are capable and motivated to help us continue to grow and prudently manage our business.
•
Our CNG Committee reviews executive compensation levels paid by members of our peer group based on available data, as well as benchmarking data from our compensation consultant, with the dual goals of paying total compensation at a level commensurate with our performance relative to our peer group and rewarding our executives for achieving financial goals while maintaining discipline and prudence.

•
LTI compensation makes up a large portion of our executive compensation packages and 50% of the LTI compensation does not vest, if at all, for three years.

MITIGATE RISK
Our executive compensation program should mitigate undue risk.
•
We believe that our executive compensation program is designed to balance risk and financial results in a manner that does not encourage imprudent risk-taking. Key design features include our clawback policy, restrictions against hedging and pledging of our stock, and maximum payout caps on annual and long-term incentives.

SUMMARY OF OUR EXECUTIVE COMPENSATION PRACTICES
We believe the following compensation practices and policies promote accountability in our executive officers and strengthen the alignment of our executive officers’ and stockholders’ interests.
WHAT WE DO	WHAT WE DO NOT DO

Pay for performance―heavy emphasis on variable and/or “at-risk” compensation

Align our executive compensation philosophy and financial objectives

Maintain effective balance of short- and long-term incentives

Have a CNG Committee composed solely of independent directors

Retain an independent compensation consultant to advise our CNG Committee

Maintain anti-hedging and anti-pledging policies

Have double-trigger equity award provisions in the event of a change in control
Maintain clawback policy for executive officers’ incentive compensation

Maintain stock ownership guidelines for executive officers

Evaluate our peer group annually, based on industry and size

Reward executives for taking excessive, inappropriate or unnecessary risks

Other than the CEO retention package with Mr. Wagner, no employment agreements or contracts with Company executives

Provide Section 280G gross-up payments
Provide uncapped short-term incentive bonuses
Provide supplemental executive retirement plans
Provide multi-year guaranteed salary increases or multi-year non- performance bonus arrangements
Rely exclusively on total stockholder return as our only performance metric

PACWEST BANCORP  2022 PROXY STATEMENT    |    41

PAY FOR PERFORMANCE AND PAY “AT-RISK”
We strive to ensure that there is long-term alignment between executive compensation and our performance.
We believe that a significant portion of our executive officers’ total compensation should be “at-risk,” meaning that its payment or vesting is based upon the occurrence of a future event or determined based upon the achievement of certain performance metrics. We also believe that a significant portion should be variable, meaning that the level of compensation or value of awards will be increased or decreased based on the achievement of certain performance metrics or the performance of our stock.
The total amount of compensation each executive officer could receive with respect to a fiscal year is variable based on our performance, which motivates our executive officers to achieve performance goals and create value for our stockholders. The annual incentive bonus is earned by our executive officers for the achievement of short-term performance goals. The amount paid is tied to the level of achieved performance, with higher payout levels reflecting superior performance. The long-term performance-based equity awards reward our executive officers for achieving long-term performance goals and increasing stockholder value.
As reflected in the charts below, 96% of our CEO’s target total 2021 compensation was variable and/or “at-risk,” and 74% of our other NEOs’ total 2021 compensation was variable and/or “at-risk.”

EXECUTIVE COMPENSATION DECISION MAKING PROCESS
The CNG Committee is responsible for determining the compensation for our executive officers and recommending the compensation for our CEO, and the Board is responsible for determining our CEO’s compensation. For purposes of this CD&A, reference to a compensation action or decision by the CNG Committee with respect to our executive officers means, in the case of Mr. Wagner, an action or decision by our Board, as recommended by the CNG Committee.
Executive compensation decisions are made by our CNG Committee, considering executive compensation design proposals from the CNG Committee’s independent compensation consultant, information from executive management, and the compensation practices of our peer group.
From 2018 until April 2021, the Company engaged Pearl Meyer as its compensation consultant. During this engagement, the CNG Committee consulted Pearl Meyer regarding the CEO retention package, executive compensation, and non-employee director compensation. Based on the CNG Committee’s review and information provided by Pearl Meyer regarding the provision of services, fees, policies and procedures, the presence of any conflicts of interest, ownership of Company stock, and other relevant factors, the CNG Committee concluded that engaging Pearl Meyer raised no conflict of interest concerns, and Pearl Meyer was deemed to be independent for purposes of its services as an advisor to the CNG Committee.
In May 2021, the Company engaged F.W. Cook, an independent executive compensation consulting firm, as its new compensation consultant. Based on the CNG Committee’s review and information provided by F.W. Cook regarding the provision of services, fees, policies and procedures, the presence of any conflicts of interest, ownership of Company stock, and other relevant factors, the CNG Committee concluded that engaging F.W. Cook raised no conflict of interest concerns, and F.W. Cook was deemed to be independent for purposes of its services as an advisor to the CNG Committee.

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The following graphic illustrates the roles of our CNG Committee, independent compensation consultant, executive management team, and compensation peer group in our executive compensation program:
2021 PEER GROUP
In order to effectively attract, properly motivate, and retain our executive officers, the CNG Committee periodically reviews market data relating to pay levels, pay mix, and pay practices. The CNG Committee uses multiple reference points when establishing targeted pay levels. The CNG Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only market data, but also factors such as Company, group and individual performance, scope of responsibility, critical needs and skill sets, experience, leadership potential, and succession planning. In evaluating market data for our executive officers, the CNG Committee benchmarks against our peer group, which consists of financial services companies with similar commercial banking business models and of similar size (i.e., total assets, market capitalization and revenue).
Based on Pearl Meyer’s recommendations, the CNG Committee maintained the same group of companies for benchmarking purposes for use in setting 2021 executive officer target compensation. The following 19 companies comprise our peer group:
PEER GROUP
• Bank OZK • BankUnited, Inc. • BOK Financial Corporation • Commerce Bancshares, Inc. • Cullen/Frost Bankers, Inc. • East West Bancorp, Inc. • Hancock Whitney Corporation	• Home BancShares, Inc. • Pinnacle Financial Partners, Inc. • Prosperity Bancshares, Inc. • Signature Bank • Simmons First National Corporation • Sterling Bancorp	• UMB Financial Corporation • Umpqua Holdings Corporation • Valley National Bancorp • Webster Financial Corporation • Western Alliance Bancorporation • Wintrust Financial Corporation

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ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
We analyze and adjust the various elements of our executive compensation program annually in an effort to ensure that each element is designed in a way that is consistent with the program principles described above. The purpose and key characteristics of each element of our executive compensation program are summarized below.
BASE SALARY
The CNG Committee is responsible for setting executive officer base salaries. The CNG Committee considers base salary levels as part of its process of ensuring that each executive officer’s overall compensation package is competitive, including annual and long-term incentives, the target amounts of which are generally based on a percentage or multiple of base salary.
Below are NEO base salaries for 2020 and 2021. None of our NEOs received a base salary increase in 2021, except for Mr. Olson who was promoted to Chief Financial Officer.
NEO	2020 Base Salary ($)(1)	2021 Base Salary ($)(1)	% Change
MATTHEW P. WAGNER	1,000,000	1,000,000	0%
BART R. OLSON(2)	—	550,000	—
WILLIAM J. BLACK, JR.	800,000	800,000	0%
CHRISTOPHER D. BLAKE	575,000	575,000	0%
MARK T. YUNG	800,000	800,000	0%

(1)
Amounts in table represent NEO base salaries at the end of the period presented.

(2)
Mr. Olson was not an NEO in 2020. Mr. Olson received a promotion from Deputy Chief Financial Officer to CFO of the Company on January 1, 2021, with an approved annual base salary of  $500,000. In August 2021, Mr. Olson received a base salary increase to $550,000.

44    |    PACWEST BANCORP  2022 PROXY STATEMENT

ANNUAL CASH INCENTIVES — EIC PLAN
Our EIC Plan is designed to provide each executive officer with a strong incentive to execute our strategic and annual financial plan. Our annual EIC Plan:
•
Applies to our NEOs.

•
Each executive officer is assigned a target annual cash incentive, equal to a percentage of base salary, subject to maximum award amounts.

•
The target and maximum award opportunity for each executive officer is reflective of the executive officer’s role and competitive market practice.

•
Is based on performance metrics and targets set each fiscal year.

•
At the beginning of each fiscal year, the CNG Committee reviews the performance metrics used under our existing EIC Plan and selects performance metrics and targets that it believes reflect a balanced approach to measuring our financial performance and focusing our executive officers on the key elements of our strategic and annual financial plan. For 2021, the performance metrics were focused on profitability, operating efficiency, asset quality, and loan growth.

•
Our annual financial plan is prepared at the beginning of each fiscal year based on the prior fiscal year’s operating results, current fiscal year projections, and various assumptions and estimates with respect to macroeconomic conditions, industry conditions, estimated loan growth, estimated deposit growth, and forecasts of headcount, income and expenses, as well as our strategic initiatives. For fiscal 2021, our annual financial plan also took into consideration continued uncertainties with respect to the COVID-19 pandemic.

•
Each performance metric is weighted relevant to other financial performance metrics and has a designated threshold, target, and maximum award opportunity, in each case based on our annual financial plan.

•
Compares year-end actual performance to performance targets to determine the percentage of the target annual cash incentive that will be achieved.

•
Based on the year-end annual financial results, the CNG Committee determines the extent to which the recently-ended year’s performance targets have been achieved and the corresponding annual cash incentive payout.

•
Annual cash incentive payouts are interpolated between the threshold, target, and maximum award opportunities to ensure sound incentive compensation arrangements and appropriate pay for performance alignment.

•
Performance below threshold results in no annual cash incentive payment for the particular performance metric.

•
The CNG Committee has the discretion to adjust the payout based on its assessment of an executive officer’s individual performance and other circumstances relating to our business.

2021 EIC PLAN INCENTIVE AWARD OPPORTUNITIES
Except for an increase in Mr. Wagner’s annual cash incentive award opportunity in connection with his CEO retention package, which increased the target from 150% to 200% of base pay, executive officer annual cash incentive award opportunities remain unchanged from 2020. For 2021, annual cash incentive award opportunities were as follows:
Position	Target Award
CEO	200%
COO	125%
Other Executive Officers	100%
2021 EIC PLAN PERFORMANCE METRICS, WEIGHTS, TARGETS, AND AWARD RESULTS
In considering appropriate performance metrics for 2021, the CNG Committee determined the Company’s 2018, 2019, and 2020 EIC Plan performance metrics of return on tangible common equity (“ROTCE”), efficiency ratio, net charge-off ratio, and average loans continued to reflect a balanced approach to measuring our financial performance while focusing our CEO and other executive officers on the key elements of our strategic and annual financial plan. The weight of each performance metric also remained unchanged from the 2019 and 2020 EIC Plans.
Our 2021 EIC Plan performance targets were based upon, and consistent with, our annual financial plan, which was developed in the fourth quarter of 2020 and approved by the Board in February 2021. In finalizing our performance targets, the CNG Committee considered our 2020 financial performance, the continued economic uncertainty the COVID-19 pandemic presented (including with respect to our forecast results of operations and credit quality), and the potential impact of certain strategic events,

PACWEST BANCORP  2022 PROXY STATEMENT    |    45

such as the Civic acquisition, which closed in early 2021. As a result, our 2021 annual plan and 2021 EIC Plan performance targets varied as compared to the 2020 actual results:
•
ROTCE and average loan balance performance targets were set above our 2020 actual results.   Notably, our ROTCE performance metric has the highest weighting of 50% and, collectively, our ROTCE and average loan balance performance targets represent 65% of the total weighting for our EIC Plan.

•
On the other hand, the efficiency ratio and net charge-off ratio performance targets were set below 2020 actual results.   Our 2021 efficiency ratio was forecast to increase over 2020 because we anticipated that the Civic acquisition would increase operating expenses at a higher pace than revenues because of a change to the Civic revenue model (moving from a gain-on-sale model to a held-for-portfolio model). Additionally, our 2021 net charge-off ratio was forecast to increase as compared to 2020, largely because of the uncertainty regarding the COVID-19 pandemic’s ongoing potential impact on credit quality—the same uncertainty that contributed to our 2020 actual net charge-offs of 45 basis points, exceeding our pre-pandemic 2020 annual financial plan and target net charge-offs of 17 basis points.

Ultimately, the CNG Committee approved the 2021 EIC Plan targets at levels the CNG Committee believed were disciplined, rigorous, and prudent in light of our anticipated strategic growth and uncertain operating environment.
The 2021 EIC Plan performance metrics, relative weightings, and payout factors were as follows:
		Payout Factors
Performance Metric	Weight	Threshold(1)	Target	Maximum	Why We Use This Performance Metric
ROTCE	50%	50%	100%(2)	150%(2)	• Represents a key factor with respect to our long-term profitable growth and returns
Efficiency Ratio	15%	50%	100%	150%	• Represents our focus on profitability and controlling operating costs
Net Charge-Off Ratio	20%	50%	100%	150%	• Represents the performance of our loan portfolio and reflects our asset quality
Average Loans	15%	50%	100%	150%	• Represents strategic and organic asset growth

(1)
Performance below threshold results in no annual cash incentive payment for the particular performance metric.

(2)
When establishing the 2021 EIC Plan in early 2021, the CNG Committee adopted a guideline, consistent with previous years, for potentially enhancing the ROTCE performance metric payout factor to up to 200%, as described in greater detail below.

When establishing the 2021 EIC Plan in early 2021, and consistent with previous years, the CNG Committee adopted payout factor adjustment guidelines providing for positive enhancements tied to our ROTCE performence metric. The CNG Committee singled out the ROTCE performance metric because of its comparative importance—it represents our ability to generate long-term profitable growth and returns. If the Company’s actual ROTCE met or exceeded target and the Company’s pre-tax core ROTCE is at or above the 75th percentile relative to our compensation peer group, the ROTCE payout factor may be increased to up to 200% of target. Pre-tax core ROTCE is used for relative performance to ensure non-core items do not distort the comparison of true operating performance. For more information regarding its calculation, please refer to “Calculation of Non-GAAP Financial Measures” in Appendix A.
In conjunction with the establishment of the 2021 EIC Plan in early 2021, the CNG Committee established the following ROTCE payout factor adjustment guidelines when considering its potential application of discretion to the ROTCE performance metric:
Pre-Tax CORE ROTCE Attainment Relative to Compensation Peer Group	Guideline for Adjusted ROTCE Payout Factor
75%	Up to 125%
80%	Up to 150%
85%	Up to 175%
90%	Up to 200%
In 2021, our ROTCE of 24.41% was above the maximum performance target and our pre-tax core ROTCE of 33.2% ranked first (100th percentile relative to peers) in our compensation peer group. As a result, the potential adjusted ROTCE payout factor for the CNG Committee’s consideration was up to 200% of target. Acknowledging the Company’s strong performance in 2021 generally, and particularly with respect to the ROTCE performance metric, the CNG Committee adjusted the ROTCE payout factor to 190% of target. Accordingly, the total weighted achievement for our 2021 EIC Plan was 151.6% of target. By comparison, the 2020 EIC Plan payout was 30.9% of target.

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Our 2021 EIC Plan payout percentage calculations were as follows:
Performance Metrics	Threshold	Target	Maximum	Actual Results	Metric Weight	Payout Factor	Weighted Achievement
ROTCE	12.24%	15.30%	18.36%	24.41%	50%	190%	95.0%
Efficiency Ratio	50.07%	46.79%	43.51%	46.90%	15%	98.1%	14.7%
Net Charge-Off Ratio	0.90%	0.60%	0.30%	(0.01)%	20%	150.0%	30.0%
Average Loans	$19,411	$20,012	$20,612	$19,762	15%	79.0%	11.9%
				Total Weighted Achievement			151.6%
Annual incentive award payments are calculated based on the executive officer’s base salary as of year-end. Our NEOs’ target and actual cash incentive payouts were as follows:
NEO	Target 2021 Cash Incentive ($)	Actual Cash Incentive Paid Based on 2021 Performance ($)
Matthew P. Wagner	$2,000,000	$3,032,000
Bart R. Olson	$550,000	$833,800
William J. Black, Jr.	$800,000	$1,212,800
Christopher D. Blake	$575,000	$871,700
Mark T. Yung	$1,000,000	$1,516,000
LONG-TERM INCENTIVES — EQUITY AWARDS
Our executive officers and a broader group of employees are granted LTI awards under our Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan (“LTI Plan”) in order to motivate and reward executive officers and employees for delivering long-term sustained performance aligned with our stockholders’ interests. LTI awards also enable us to attract and, through vesting provisions, retain executive officers and employees.
We provide a meaningful portion of executive compensation in the form of long-term equity awards, as follows:
TIME-BASED RESTRICTED STOCK AWARDS

•
50% of the target LTI award for each executive officer, other than CEO. For further information regarding the amount of CEO TRSA compensation, see “Compensation Discussion and Analysis — Strategic CEO Succession and Transition Plan”

•
Time-based vesting

•
Vest ratably over four years

•
Purpose: Reward and retain executive officers

PERFORMANCE-BASED RESTRICTED STOCK UNITS

•
50% of the target LTI award for each executive officer, other than CEO. For further information regarding the amount of CEO PRSU compensation, see “Compensation Discussion and Analysis — Strategic CEO Succession and Transition Plan”

•
Performance-based vesting

•
Three-year performance period

•
Vesting conditioned upon achievement of PPNR and TSR performance goals relative to peers

•
Purpose: Create a substantial incentive for executive officers to achieve strategic and long-term financial goals relative to peers, align executive officer interests with stockholder interests, and reward and retain executive officers

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DETAILS OF PRSU AWARDS, 2021-2023 PERFORMANCE PERIOD
Prior to 2021, our PRSU performance metrics included ROAA and absolute cumulative EPS, each measured on a standalone basis, and TSR, measured relative to KRX Bank Index members on a percentile basis. In 2021, we revised our PRSU performance metrics to PPNR and TSR, each measured relative to the KRX Bank Index members on a percentile basis, in order to better align pay and performance, and better align executive officer interests with the interests of our stockholders. The performance metrics established for the 2021-2023 performance period are as follows:
Performance Metrics	Weight	Why We Use This Performance Metric
PPNR	65%	• Represents our core earnings capability
TSR	35%	• Aligns executive officer and stockholder interests
At the end of the three-year performance period, the CNG Committee will assess the Company’s PPNR and TSR performance relative to KRX Bank Index members on a percentile basis.
•
PPNR will be determined using the following methodology: net income + loan loss provision + income tax expense. The cumulative PPNR for fiscal years 2021, 2022, and 2023 will then be used to calculate the percentage change compared to the base year ending December 31, 2020. The percentage change will then be measured relative to KRX Bank Index members on a percentile basis to determine payout.

•
TSR will be determined consistent with the “cumulative total return” table as presented in the Company’s annual Form 10-K filing, except the “Beginning Stock Price” will be based on the average closing price of the Company’s common stock from October 1, 2020 to December 31, 2020 and “Ending Stock Price” will be based on the average closing price of the Company’s common stock from October 1, 2023 to December 31, 2023. The difference between the Beginning Stock Price and the Ending Stock Price will then be measured relative to KRX Bank Index members on a percentile basis to determine payout.

In the case of our CEO, PRSU vesting can range from 0% to 100% of target based on achievement of the foregoing performance metrics, as follows:
Performance Level	Achievement of Performance Metric	Percentage of PRSUs Earned
Target	> 50th percentile of peer group	100%
Threshold	25th percentile of peer group	50%
Below Threshold	<25th percentile of peer group	0%
In the case of all other executive officers, PRSU vesting can range from 0% to 200% of target based on achievement of the foregoing performance goals, as illustrated in the graphic below.
If a performance metric falls between two levels, a straight-line interpolation between PRSU vesting percentages is used to determine the vested number of such portion of the PRSUs for the three-year performance period.

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The following graphic illustrates the calculation of PPNR and TSR PRSU vestings for all executive officers other than our CEO:

PRSUs
PPNR
65%
TSR
35%
PPNR MATRIX
KRX INDEX RANKING
% OF TARGET
90% 200.0%
75% 162.5%
50% 100.0%
25% 50.0%
<25% 0.0%
TSR MATRIX
KRX INDEX RANKING
% OF TARGET
90% 200.0%
75% 162.5%
50% 100.0%
25% 50.0%
<25% 0.0%
=
VESTED PRSUs FOR PPNR PERFORMANCE
+
=
VESTED PRSUs FOR TSR PERFORMANCE
TOTAL VESTED PRSUs

2021 LONG-TERM INCENTIVE AWARDS
The 2021 LTI awards granted to each NEO were as follows:
NAMED EXECUTIVE OFFICER	TARGET OPPORTUNITY (AS A PERCENTAGE OF BASE SALARY)	DATE OF GRANT	TARGET PRSUS (#)(1)	TRSAS (#)(2)	SUCCESSION/ TECHNOLOGY RSAS (#)	TOTAL TARGET EQUITY GRANT (#)
MATTHEW P. WAGNER	N/A(3)	1/29/2021	234,000	234,000	234,000	702,000
BART R. OLSON	200%	2/17/2021	13,094	15,345	—	28,439
WILLIAM J. BLACK, JR.	150%	2/17/2021	15,713	18,414	—	34,127
CHRISTOPHER D. BLAKE	150%	2/17/2021	11,294	13,235	—	24,529
MARK T. YUNG	200%	2/17/2021	20,951	24,552	—	45,503

(1)
The number of PRSUs granted to each NEO, except with respect to Mr. Wagner, was (i) with respect to the portion of the PRSUs that vest based on achievement of the TSR goal, based on the fair value of  $56.09 per PRSU calculated by a third-party expert and (ii) with respect to the portion of the PRSUs that vest based on achievement of the PPNR goal, based on the Company’s average closing price for the 20-day period ended on the grant date, or $32.58. PRSUs will vest only if performance goals with respect to PPNR and TSR are met over the 2021-2023 Performance Period.

(2)
The number of TRSAs granted to each NEO, except with respect to Mr. Wagner, was based on the Company’s average closing price for the 20-day period ended on the grant date, or $32.58. TRSAs vest ratably over four years except with respect to Mr. Wagner.

(3)
All of Mr. Wagner’s LTI awards granted in 2021 were in accordance with the terms of his CEO retention package and were not based on his target opportunity under the LTI Plan.

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DETAILS OF PRSU AWARDS, 2019-2021 PERFORMANCE PERIOD
In February 2022, the CNG Committee determined that the PRSUs earned for the 2019-2021 PRSU performance period equaled 54% of the total number of PRSUs granted to each eligible executive officer in February 2019. The following graphic illustrates the determination of the number of PRSUs that vested for the 2019-2021 performance period:
RETIREMENT PLANS
Our 401(k) Plan allows executives and other participants to defer a portion of their compensation and, in 2021, we provided participants a match of 50% of contributions up to 6% of their base salaries, subject to Internal Revenue Service limitations. We currently have no tax-deferred compensation plans for our executive officers other than our 401(k) Plan.
OTHER BENEFITS
Our compensation process focuses our executive officers on goals and objectives that are in the best interests of the Company and stockholders. We provide certain perquisites to our executive officers such as an automobile allowance, reimbursement of relocation expenses, reimbursement of club dues for clubs that are used frequently for business purposes, and life, disability and long-term care insurance. In 2021, we provided limited use of chartered and corporate aircraft to Mr. Wagner for personal reasons. This service was afforded to Mr. Wagner to reduce travel time and related disruptions and to provide additional security to Mr. Wagner, thereby increasing his availability, efficiency and productivity. Income related to this benefit is imputed to Mr. Wagner for income tax purposes, and he is provided a tax gross-up in accordance with his CEO retention package.
OTHER EXECUTIVE COMPENSATION PRACTICES, POLICIES, AND GUIDELINES
CLAWBACK POLICY
If the CNG Committee determines, in its sole discretion, the occurrence of a restatement of all or a portion of our financial statements, or a financial statement or the calculation of a performance goal or metric was materially inaccurate, the CNG Committee may require recoupment, repayment and/or forfeiture from our executive officers, including our NEOs, of the portion of any annual or long-term cash, equity, or equity-based incentive or bonus compensation paid, provided, or awarded to any executive officer that represents the excess over what would have been paid if such event had not occurred as determined by the CNG Committee in its sole discretion.
STOCK OWNERSHIP GUIDELINES
Our common stock ownership guideline for our CEO and our executive officers is calculated as a multiple of base salary, as noted below:
Position	Minimum Ownership of Common Stock (Multiple of Base Salary)
CEO	5.0x
Other NEOs	3.0x

50    |    PACWEST BANCORP  2022 PROXY STATEMENT

An executive officer is expected to achieve the stock ownership necessary to meet the guidelines within five years of becoming subject to the guidelines. As of the Record Date, each of our NEOs satisfied these guidelines or was expected to comply within five years of assuming their position. We believe that the Stock Ownership and Clawback Policy ensures appropriate levels of common stock ownership by our executive officers and aligns their interests with our stockholders.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
The Board has adopted an Insider Trading Policy that is applicable to all executive officers, employees, and directors. Our Insider Trading Policy prohibits our executive officers, directors and certain other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) involving Company securities or otherwise engaging in hedging or monetization transactions that permit individuals to continue to own Company securities but without the full risks and rewards of ownership. Prohibited transactions include transactions in put options, call options, short sales, and other derivative securities. This restriction applies to all Company securities owned directly or indirectly by the individual, including Company securities owned by their family members. In addition, our executive officers, directors and certain other employees and their family members are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan unless the arrangement is specifically approved in advance by our General Counsel.
TAX DEDUCTIBILITY OF COMPENSATION
The CNG Committee considers certain tax implications when designing the Company’s executive compensation program, including the tax deductibility of compensation paid to our NEOs. Section 162(m) of the Code generally limits the deductibility of compensation paid to certain executive officers in excess of  $1 million during a year. The CNG Committee believes that tax deductibility is only one of several relevant considerations in setting compensation, and that the tax deduction limitation should not restrict the CNG Committee’s ability to structure compensation to attract, retain and appropriately motivate executive officers, thus providing benefits to the Company and its stockholders that outweigh the potential benefit of the tax deduction. Accordingly, the CNG Committee has discretion to approve and authorize compensation that is not deductible for federal income tax purposes.
CEO PAY RATIO DISCLOSURE
We are providing the following information about the relationship of the annual total compensation of our estimated median employee and the annual total compensation of Mr. Wagner, our President and CEO:
•
The 2021 annual total compensation of the median employee of the Company (other than our CEO) was $94,187; and

•
The 2021 annual total compensation of Mr. Wagner, as reported in the Summary Compensation Table, was $25,435,791.

For 2021, the ratio of the annual total compensation of Mr. Wagner to the median annual total compensation of all our employees was 270:1. The increase in 2021 compared to the ratio of 62:1 in 2020, was due to Mr. Wagner’s CEO retention package. The following paragraphs describe our methodology and the resulting pay ratio for the year ended December 31, 2021:
•
Measurement Date.   We identified the median employee using our employee population on December 31, 2021.

•
Consistently Applied Compensation Measure.   Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure,” or “CACM.” We chose a CACM that closely approximates the annual total direct compensation of our employees, which we gather from payroll data. Specifically, we identified the median employee by looking at annual earnings, including base pay, vested equity compensation, and cash bonus. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We annualized the base pay paid for full-time and part-time employees hired during 2021 that did not work for us the entire calendar year.

•
Methodology.   We had 2,218 employees at the measurement date who all reside within the United States. Using the CACM, we sorted the data to determine the median employee. We then calculated the total compensation of the median employee based on the Summary Compensation Table disclosure rules in Item 402(c)(2)(x) of Regulation S-K.

PACWEST BANCORP  2022 PROXY STATEMENT    |    51

COMPENSATION COMMITTEE REPORT
The CNG Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC and, based on review and discussions, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE
Robert A. Stine, Chair
Tanya M. Acker
Paul R. Burke
C. William Hosler
Roger H. Molvar

52    |    PACWEST BANCORP  2022 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NON-STATUTORY DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
MATTHEW P. WAGNER President and Chief Executive Officer	2021	$1,015,385	—	$20,852,676	—	$3,032,000	—	$535,730(2)	$25,435,791
	2020	$1,000,000	—	$3,038,990	—	$463,500	—	$450,226	$4,952,716
	2019	$1,000,000	—	$3,073,937	—	$2,334,052	—	$653,118	$7,061,107
BART R. OLSON(3) Executive Vice President, Chief Financial Officer	2021	$525,000	—	$1,097,878	—	$833,800	—	$91,814(4)	$2,548,492
WILLIAM J. BLACK, JR.(5) Executive Vice President, Strategy and Corporate Development	2021	$812,308	—	$1,317,461	—	$1,212,800	—	$180,669(6)	$3,523,238
	2020	$366,667	—	$2,265,170	—	$124,275	—	$75,896	$2,832,008
CHRISTOPHER D. BLAKE Executive Vice President, President and Chief Executive Officer of Community Banking Group	2021	$583,840	—	$946,933	—	$871,700	—	$122,600(7)	$2,525,073
	2020	$554,167	—	$797,743	—	$185,520	—	$132,375	$1,669,805
	2019	$525,000	—	$806,894	—	$825,315	—	$179,337	$2,336,546
MARK T. YUNG(8) Executive Vice President, Chief Operating Officer	2021	$812,308	—	$1,756,627	—	$1,516,000	—	$146,876(9)	$4,231,811
	2020	$800,000	—	$1,620,751	—	$309,000	—	$142,620	$2,872,371
	2019	$472,820	$1,000,000	$2,056,037	—	—	—	$114,336	$3,643,193

(1)
With respect to TRSAs, the amounts disclosed represent the aggregate grant date fair value of the Company’s common stock underlying such awards. With respect to PRSUs, the amounts disclosed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the target level of payout. The value of the 2021 PRSUs based on maximum performance as of the grant date was: Mr. Wagner: $13,788,216; Mr. Olson: $1,077,106; Mr. Black: $1,292,542; Mr. Blake: $929,035; and Mr. Yung: $1,723,414. For further information, see Note 19. Stock-Based Compensation, to the Company’s audited financial statements for the year ended December 31, 2021 included in the Company’s 2021 Annual Report. Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares that ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. Unvested TRSAs are entitled to receive dividends on a current basis.

(2)
The “All Other Compensation” column for Mr. Wagner includes: $336,763 in dividends on vested PRSUs and unvested TRSAs; $87,836 in personal use of chartered and corporate aircraft and accompaniment of personal guests on business trips using chartered and corporate aircraft, and $44,220 in a related tax gross-up; a cash automobile allowance; reimbursement of club dues; and $40,888 in life, medical, long-term care and disability insurance premiums paid by the Company. The dollar amount of personal use of chartered aircraft is the actual cost incurred. The dollar amount of personal use of corporate aircraft is calculated based on the number of personal flight hours multiplied by a standard cost per hour representing the incremental variable costs as determined by an independent reference source. The dollar amount of accompaniment of personal guests on chartered and corporate aircraft is calculated using the standard industry fare level, or SIFL, method.

(3)
Mr. Olson was appointed Executive Vice President, Chief Financial Officer on January 1, 2021.

(4)
The “All Other Compensation” column for Mr. Olson includes: $27,985 in dividends on vested PRSUs and unvested TRSAs; a cash automobile allowance; Company matching contributions to the 401(k) plan; and $43,129 in life, medical, long-term care and disability insurance premiums paid by the Company.

(5)
Mr. Black was appointed Executive Vice President, Strategy and Corporate Development on July 1, 2020.

(6)
The “All Other Compensation” column for Mr. Black includes: $119,752 in dividends on vested PRSUs and unvested TRSAs; a cash automobile allowance; Company matching contributions to the 401(k) plan; and $40,217 in life, medical, long-term care and disability insurance premiums paid by the Company.

(7)
The “All Other Compensation” column for Mr. Blake includes: $37,799 in dividends on vested PRSUs and unvested TRSAs; a cash automobile allowance; $14,550 in reimbursement of relocation expenses and related tax gross-up; Company matching contributions to the 401(k) plan; and $49,551 in life, medical, long-term care and disability insurance premiums paid by the Company.

(8)
Mr. Yung joined the Company on May 13, 2019. Mr. Yung’s bonus represents his guaranteed bonus for 2019.

(9)
The “All Other Compensation” column for Mr. Yung includes: $67,823 in dividends on vested PRSUs and unvested TRSAs; a cash automobile allowance; Company matching contributions to the 401(k) plan; reimbursement of club dues; and $40,167 in life, medical, long-term care and disability insurance premiums paid by the Company.

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2021 GRANTS OF PLAN-BASED AWARDS
NAMED EXECUTIVE OFFICER	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
MATTHEW P. WAGNER	1/29/2021 — PPNR				—	152,100	152,100		$4,591,899
	1/29/2021 — TSR				—	81,900	81,900		$2,131,857
	1/29/2021							234,000	$7,064,460
	1/29/2021 — Succession / Technology				—	234,000	234,000		$7,064,460
	—	—	$2,000,000	$3,000,000
BART R. OLSON	2/17/2021 — PPNR				—	9,974	19,948		$363,552
	2/17/2021 — TSR				—	3,120	6,240		$175,001
	2/17/2021							15,345	$559,325
	—		$550,000	$825,000
WILLIAM J. BLACK, JR.	2/17/2021 — PPNR				—	11,969	23,938		$436,270
	2/17/2021 — TSR				—	3,744	7,488		$210,001
	2/17/2021							18,414	$671,190
	—	—	$800,000	$1,200,000
CHRISTOPHER D. BLAKE	2/17/2021 — PPNR				—	8,603	17,206		$313,579
	2/17/2021 — TSR				—	2,691	5,382		$150,938
	2/17/2021							13,235	$482,416
	—	—	$575,000	$862,500
MARK T. YUNG	2/17/2021 — PPNR				—	15,959	31,918		$581,706
	2/17/2021 — TSR				—	4,992	9,984		$280,001
	2/17/2021							24,552	$894,920
	—	—	$1,000,000	$1,500,000

(1)
Amounts indicated represent potential incentive cash bonuses under the provisions of the Company’s formula-based EIC Plan. Additional information regarding the EIC Plan, including the CNG Committee’s discretionary authority to adjust the calculated payout factor with respect to the ROTCE performance metric up to 200% of target under certain conditions, is discussed in “Compensation Discussion and Analysis  —  Elements of Our Executive Compensation Program — Annual Cash Incentives — EIC Plan.” The actual payments received are based upon performance and are included in the Non-Equity Incentive Plan Compensation column in the 2021 NEO Summary Compensation Table above.

(2)
PRSUs granted under the LTI Plan in 2021 will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company’s actual performance will range from zero to a maximum of 200% of target (a maximum of 100% for Mr. Wagner’s PRSUs). Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares that ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs have accelerated vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

(3)
TRSAs granted in 2021 pursuant to the LTI Plan vest in equal annual installments over 4 years (3 years for Mr. Wagner). The grant date fair value of TRSAs granted to Mr. Wagner is based on the closing price of the Company’s common stock on January 29, 2021 or $30.19. The grant date fair value of TRSAs granted to the NEOs, excluding Mr. Wagner, is based on the closing price of the Company’s common stock on February 17, 2021 or $36.45. Dividends are paid on unvested TRSAs at the same rate as dividends are paid to stockholders on the Company’s common stock. Restrictions on all shares of unvested TRSAs lapse, and shares have accelerated vesting, upon the death of the individual.

(4)
With respect to PRSUs issued under the LTI Plan, the grant date fair value is based on the target number of shares, which the Company currently estimates as the probable outcome of the market-based performance conditions. Depending on whether or to what extent the respective performance conditions are met, the number of shares for which the performance units are ultimately settled will range from zero to a maximum of 200% of target. The grant date fair value of PRSUs granted to the NEOs excluding Mr. Wagner that vest based on achievement of TSR goals is based on a fair value of  $56.09 per PRSU. The grant date fair value of PRSUs granted to the NEOs excluding Mr. Wagner that vest based on the achievement of PPNR goals is based on the closing price of the Company’s common stock on February 17, 2021 or $36.45. The grant date fair value of PRSUs granted to Mr. Wagner that vest based on achievement of TSR goals is based on a fair value of  $26.03 per PRSU. The grant date fair value of PRSUs granted to Mr. Wagner that vest based on the achievement of PPNR goals is based on the closing price of the Company’s common stock on January 29, 2021 or $30.19.

54    |    PACWEST BANCORP  2022 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
	STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
MATTHEW P. WAGNER	291,563	$13,169,901	547,821	$24,745,075
BART R. OLSON	27,985	$1,264,082	21,161	$955,842
WILLIAM J. BLACK, JR.	92,114	$4,160,789	15,713	$709,756
CHRISTOPHER D. BLAKE	28,028	$1,266,025	32,247	$1,456,597
MARK T. YUNG	58,943	$2,662,455	43,297	$1,955,725

(1)
Represents TRSAs that vest in equal annual installments over 3 or 4 years. Dividends are paid on unvested TRSAs at the same rate as dividends paid to stockholders generally on the Company’s common stock. Restrictions on all shares of unvested TRSAs lapse, and shares have accelerated vesting, upon the death of the individual.

(2)
Market value is determined using the December 31, 2021 closing price of the Company’s common stock of  $45.17 per share.

(3)
Represents grants of PRSUs at target performance. PRSUs will vest only if performance goals with respect to certain financial metrics are met over a three-year performance period. PRSUs are granted at a target number. The number of units that will ultimately vest based on the Company’s actual performance will range from zero to a maximum of 200% of target (a maximum of 100% for Mr. Wagner’s 2021 PRSU grants). Unvested PRSUs will participate with common stock in any dividends declared and paid only on the shares that ultimately vest at the end of the three-year performance period. At the time of vesting, the vested shares are entitled to receive cumulative dividends declared and paid during the three-year performance period. PRSUs have accelerated vesting and vest in full with performance deemed achieved at target level with respect to all open performance periods if death occurs during the performance period, and deemed achieved at the actual performance level if death occurs after the end of the performance period and before the vesting date.

PACWEST BANCORP  2022 PROXY STATEMENT    |    55

2021 STOCK VESTED TABLE
	STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
MATTHEW P. WAGNER	40,984	$1,485,260
BART R. OLSON	8,780	$318,187
WILLIAM J. BLACK, JR.	36,850	$1,567,968
CHRISTOPHER D. BLAKE	9,710	$351,890
MARK T. YUNG	23,304	$1,003,134

(1)
Value is determined using the closing market price of the Company’s common stock on the vesting date.

56    |    PACWEST BANCORP  2022 PROXY STATEMENT

POTENTIAL PAYMENTS ON TERMINATION AND CHANGE IN CONTROL
CHANGE IN CONTROL SEVERANCE PLAN
Effective as of February 12, 2020, the Company has a Change in Control Severance Plan (“CIC Severance Plan”) in which all executive officers participate. The CIC Severance Plan replaced the Company’s Executive Severance Pay Plan. The CIC Severance Plan is a “double-trigger” plan that provides severance to participants on a termination of employment by a participant for Good Reason (defined below) or by the Company other than for Cause (defined below) on or within two years of or, under specified circumstances, within the 90 day period preceding a Change in Control (defined below). Under those circumstances, each NEO is entitled to: (i) his accrued but unpaid base salary and vacation time through termination, (ii) if unpaid, the annual incentive for the calendar year prior to termination, based on actual performance, (iii) a designated multiple (three times for Mr. Wagner and two times for the other NEOs) of the NEO’s annual compensation (annual base salary plus the greater of annual target bonus or average bonus (based on the bonus paid to the participant in the preceding 3 years)), (iv) the pro rata target annual incentive for the year in which the termination occurs, (v) a designated multiple (three times for Mr. Wagner and two times for the other NEOs) of the Company’s annual employer subsidy for health and welfare benefits, (vi) an amount or benefit from participation in, or benefits under, any employee benefit plans, programs or arrangements (including the LTI Plan and any award agreements issued thereunder), which amounts and benefits will be payable in accordance with the terms and conditions of such plans, programs, or arrangements, (vii) if the participant has use of an automobile or is provided an automobile allowance, a 90-day right to continue use or purchase the automobile or assume the lease of the automobile, if applicable, and (viii) outplacement services.
The CIC Severance Plan contains a “net better” cutback that provides for a cutback to the extent necessary to avoid imposition of the excise tax only if doing so would put the participant in a better after-tax position than paying the excise tax. In consideration for the severance, a participant will execute a general release and be subject to a customer and employee non-solicitation covenant, as well as a general confidentiality covenant, following any termination of their employment. The CIC Severance Plan is administered by the Company’s CNG Committee.
The relevant definitions under the CIC Severance Plan are summarized as follows:
•
“Change in Control” means: (i) a consummation of a plan of dissolution or liquidation of the Company; (ii) a change in the majority control of the Board (unless approved by two-thirds of the current members of the Board); (iii) the consummation of certain business combinations, including a reorganization, merger or consolidation, if the Company’s stockholders do not hold at least 60% of the combined voting power of the resulting company or the existing directors do not constitute at least a majority of the board of directors of the resulting company; (iv) sale of all or substantially all of the assets of the Company; or (v) the acquisition by another person of beneficial ownership of stock representing more than 50% of the voting power of the Company.

•
“Good Reason” means: (i) any change in the participant’s duties that is inconsistent in any material and adverse respect with their position and responsibilities immediately prior to the Change in Control or a material and adverse change in the participant’s titles or offices with the Company as in effect immediately prior to the Change in Control; (ii) the participant’s base salary or target annual incentive is reduced; (iii) the participant is required to be based more than 50 miles from the location of their place of employment immediately prior to the Change in Control or travel on Company business to an extent substantially greater than the participant’s travel obligations immediately prior to the Change in Control; or (iv) failure of the Company to obtain the assumption of the CIC Severance Plan from any successor. Isolated, insubstantial and inadvertent actions taken in good faith and remedied by the Company within 10 days after notice do not constitute Good Reason.

•
“Cause” refers to: (i) willful malfeasance or willful misconduct by the participant in connection with their employment; (ii) continuing failure to perform duties as are requested by any employee to whom the participant reports or the Board; (iii) failure to observe material Company policies applicable to the participant that is demonstrably and materially injurious to the Company; or (iv) conviction of any felony or any misdemeanor involving moral turpitude.

The following table sets forth the potential payments that may be made to the NEOs upon a termination in connection with a Change in Control or otherwise. Except as described pursuant to the CIC Severance Plan and award agreements above, there are no agreements, arrangements or plans that entitle executive officers to severance, perquisites or other enhanced benefits upon termination of their employment. The payments calculated below are based on the executive officer’s salary as of December 31, 2021, and assume a qualifying termination on December 31, 2021.

PACWEST BANCORP  2022 PROXY STATEMENT    |    57

2021 NEO CHANGE IN CONTROL TABLE
NAMED EXECUTIVE OFFICER	BASE SALARY ($)	BONUS ($)	ACCELERATION OF UNVESTED STOCK AWARDS ($)(1)	CONTINUATION OF MEDICAL/ WELFARE BENEFITS ($)(2)	OTHER AMOUNTS ($)(3)	TOTAL TERMINATION BENEFITS ($)
MATTHEW P. WAGNER
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$346,154	—	—	—	—	$346,154
Termination without Cause or for Good Reason after Change in Control(5)(6)	$3,000,000	$6,000,000	$37,004,935	$44,097	$78,567	$46,127,599
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$37,914,975	—	—	$37,914,975
BART R. OLSON
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$190,385	—	—	—	—	$190,385
Termination without Cause or for Good Reason after Change in Control(5)(6)(8)	$1,100,000	$1,100,000	$2,440,637	$57,346	$28,912	$4,726,895
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,219,981	—	—	$2,219,981
WILLIAM J. BLACK, JR.
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$276,923	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,600,000	$1,600,000	$5,164,015	$57,200	$23,234	$8,444,449
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$4,870,546	—	—	$4,870,546
CHRISTOPHER D. BLAKE
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$199,038	—	—	—	—	$199,038
Termination without Cause or for Good Reason after Change in Control(5)(6)	$1,150,000	$1,150,000	$2,694,797	$57,346	$41,756	$5,093,899
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$2,722,667	—	—	$2,722,667
MARK T. YUNG
Voluntary Termination	—	—	—	—	—	—
Involuntary Termination(4)	$276,923	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(5)(6)(8)	$1,600,000	$2,000,000	$4,943,224	$57,362	$22,972	$8,623,558
Disability(7)	—	—	—	—	—	—
Death(7)	—	—	$4,618,181	—	—	$4,618,181

(1)
The amounts in this column include the value of unvested equity awards that would accelerate upon the occurrence of a vesting event (as defined in the LTI Plan) as of December 31, 2021, calculated by multiplying the number of accelerated shares by the closing price of the Company’s common stock on December 31, 2021.

Upon a Change in Control defined in the LTI Plan, each PRSU will: (i) be deemed earned at the target level with respect to all open performance periods if the Change in Control occurs within six months after the grant date, and (ii) be deemed earned at the actual performance level as of the date of the Change in Control if a change in control occurs more than six months after the grant date (except that Mr. Wagner’s 2021 awards will be deemed earned at a maximum of 100% of target if actual performance is greater than 100%). In both cases, the PRSU will not be subject to any further performance conditions (and the number of PRSUs earned will be treated as the number of units that are outstanding, including for purposes of a subsequent vesting event), but will be subject to time-based service vesting following the Change in Control in accordance with the original performance period.

58    |    PACWEST BANCORP  2022 PROXY STATEMENT

PRSUs and TRSAs have accelerated vesting and vest in full with PRSUs performance deemed achieved (i) at target level with respect to all open performance periods if death occurs during the performance period, and (ii) at the actual performance level if death occurs after the end of the performance period but before the vesting date.
(2)
Represents reimbursement for COBRA payments based on the NEO’s premiums for health and dental insurance at December 31, 2021 multiplied by the NEO’s severance multiple.

(3)
Other amounts include three times, in the case of Mr. Wagner, and two times, in the case of the other NEOs the cost of life, long-term care and disability insurance premiums paid by the Company.

(4)
Under the Company’s employee severance policy, full-time employees of the Company are entitled to receive a severance benefit in the event their employment is terminated because of the elimination of a previously required position or previously required service, or due to the consolidation of departments, abandonment of offices, or technological change or declining business activities, where such termination is intended to be permanent. The amount of severance benefit is determined based on the length of service and the employee’s base salary. In general, an eligible employee is entitled to a severance benefit of one week of base salary for each year of service plus a supplemental severance benefit based on level and term of service. In addition, eligible employees are entitled to an annual incentive prorated from the beginning of the calendar year to the date of separation. The amounts included in the table reflect 18 weeks of base salary for each NEO and do not include prorated bonuses because the involuntary termination is assumed to take place at the end of the year, and the NEO would already be entitled to the full bonus for 2021.

(5)
Assumes an effective date of a change in control and a qualifying termination of employment as of December 31, 2021. In addition to the payments provided in this row, in the event the NEO is terminated within 24 months following a change in control either: (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the executive is entitled to receive accrued benefits, including salary and annual incentive, which are earned through the date of termination.

(6)
The CIC Severance Plan is a “double trigger” program, meaning payments are made only if the NEO experiences a qualifying termination of employment within 24 months following the change in control. The amounts shown in the first three columns of the above table for “termination without cause or for good reason after change in control” are based on the following assumptions and provisions of the CIC Severance Plan. In the event the NEO is terminated within two years after a change in control either: (i) by the Company for any reason other than cause or (ii) by the NEO for good reason, the Company is required to pay an amount equal to 200% (300% in the case of Mr. Wagner) of the sum of the executive’s base salary and target EIC Plan award.

For a termination at December 31, 2021:
•
Mr. Wagner had a base salary of  $1,000,000 and a CEO retention package target of 200% of his base salary, or $2,000,000;

•
Mr. Olson had a base salary of  $550,000 and an EIC Plan target of 100% of his base salary, or $550,000;

•
Mr. Black had a base salary of  $800,000 and an EIC Plan target of 100% of his base salary, or $800,000;

•
Mr. Blake had a base salary of  $575,000 and an EIC Plan target of 100% of his base salary, or $575,000; and

•
Mr. Yung had a base salary of $800,000 and an EIC Plan target of 125% of his base salary, or $1,000,000.

See “Compensation Discussion and Analysis — Elements of Our Executive Compensation Program — Annual Cash Incentives — EIC Plan” for more information regarding the award opportunities under the EIC Plan during 2021.
(7)
A termination of employment due to death or disability does not entitle the NEOs to any payments or benefits that are not available to salaried employees generally. However, unvested TRSAs vest upon death. Unvested PRSUs vest at target levels upon death during the performance period.

(8)
The change in control termination benefits for all of our NEOs may be subject to reduction to the extent they exceed the safe harbor amount calculated under Section 280G of the Internal Revenue Code (“Section 280G”). A NEO’s termination benefits would be reduced to the extent necessary to avoid imposition of the Section 280G excise tax only if doing so would put the NEO in a better after-tax position than paying the excise tax. At December 31, 2021, Mr. Olson's and Mr. Yung’s termination benefits shown above would be reduced by $875,913 and $1,711,051, respectively. based on the “net better” provision of the CIC Severance Plan. Calculations to estimate the excise tax due under Section 280G and the related cutbacks are complex and require a number of assumptions. The cutback amounts for Mr. Olson and Mr. Yung are estimates for proxy disclosure purposes only.

PACWEST BANCORP  2022 PROXY STATEMENT    |    59

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
The Audit Committee appointed the firm of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2022, and is submitting its selection for ratification by our stockholders. KPMG LLP has served as the independent auditor for the Company since 2000. The Audit Committee carefully considered the firm’s qualifications as independent auditor for the Company, including a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm. The Audit Committee’s review also included the matters regarding auditor independence discussed in the Audit Committee Report, including whether the nature and extent of non-audit services would impair the independence of the auditor. Services provided to the Company and its subsidiaries by KPMG LLP during fiscal year 2021 are described in “Independent Auditor Fees” below.
The Company’s organizational documents do not require that stockholders ratify the appointment of KPMG LLP as independent auditor. The Company is seeking stockholder approval because the Board believes it is a good corporate governance practice. If the stockholders do not ratify the appointment of KPMG LLP, then the Audit Committee may consider the appointment of another independent auditor, but is not required to do so. The Audit Committee retains the power to replace the independent auditor if the Audit Committee determines that the best interests of the Company warrant a change.
The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022.

60    |    PACWEST BANCORP  2022 PROXY STATEMENT

AUDIT MATTERS
INDEPENDENT AUDITOR
The Audit Committee reappointed the firm of KPMG LLP as independent auditor to audit the financial statements of the Company for the current fiscal year. Representatives from KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
INDEPENDENT AUDITOR FEES
The following is a description of fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2021 and 2020 as well as fees billed for other services rendered by KPMG LLP.
AUDIT FEES
Audit fees include fees for the annual audit of the Company’s financial statements included in the 2021 Annual Report and review of interim financial statements included in the Company’s quarterly reports on Form 10-Q. The aggregate audit fees earned by KPMG LLP for the years ended December 31, 2021 and 2020 totaled $2,591,319 and $2,751,277, respectively.
AUDIT-RELATED FEES
Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit, including the review of registration statements filed with the SEC and the issuance of consents and comfort letters. The aggregate audit-related fees earned by KPMG LLP for the years ended December 31, 2021 and 2020 totaled $195,000 and $0, respectively.
TAX FEES
Tax fees include corporate tax compliance, planning and advisory services. The aggregate tax fees billed to the Company by KPMG LLP for the years ended December 31, 2021 and 2020 totaled $844,511 and $971,372, respectively. Of the 2021 and 2020 tax fees, tax compliance and preparation fees totaled $667,316 and $920,283, respectively.
ALL OTHER FEES
No other fees were billed to the Company by KPMG LLP for the years ended December 31, 2021 and 2020.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee’s policies and procedures require the Audit Committee to pre-approve all audit, audit-related, tax, and all other services performed by the independent auditor. The Audit Committee may delegate to one or more of its members the authority to pre-approve any services to be performed by the independent auditor; all such approvals, however, must be presented to the Audit Committee at its next scheduled meeting. During 2021, the Audit Committee pre-approved all audit services, audit-related services, and tax services performed by KPMG LLP on behalf of the Company. In approving any non-audit services, the Audit Committee considered whether the provision of such services would be compatible with maintaining the independence of KPMG LLP.

PACWEST BANCORP  2022 PROXY STATEMENT    |    61

AUDIT COMMITTEE REPORT
During 2021, the Audit Committee performed all of its duties and responsibilities under the Audit Committee charter. The Audit Committee reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2021 with management and the independent auditor, KPMG LLP. The Audit Committee also discussed with the independent auditor the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also discussed the independent auditor’s independence with the independent auditor.
Based upon the reports and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for 2021 be included in its 2021 Annual Report for filing with the SEC.
AUDIT COMMITTEE
Susan E. Lester, Chair
Paul R. Burke
C. William Hosler
Polly B. Jessen
Roger H. Molvar
Daniel B. Platt

62    |    PACWEST BANCORP  2022 PROXY STATEMENT

SECURITY OWNERSHIP
PRINCIPAL STOCKHOLDERS
The following table sets forth the beneficial owners of more than five percent of the outstanding shares of the Company’s common stock as of the dates set forth in the footnotes below. Based on the public filings that beneficial owners of more than five percent of the outstanding shares of the Company’s common stock are required to make with the SEC, unless otherwise set forth below, there are no beneficial owners of more than five percent of the outstanding shares of the Company’s common stock as of December 31, 2021.
	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(1)
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES OWNED	PERCENT OF CLASS(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	13,386,501	11.40%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	9,909,030	8.44%
FMR LLC(4) 245 Summer Street Boston, MA 02210	6,639,782	5.65%

(1)
Based on 117,447,120 shares of common stock of the Company issued and outstanding as of the Record Date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Based on a Schedule 13G/A filed February 10, 2022, by The Vanguard Group (“Vanguard 13G/A”). According to the Vanguard 13G/A, The Vanguard Group is the beneficial owner of 13,386,501 shares of Company common stock with sole dispositive power over 13,223,170 of such shares, shared dispositive power over 163,331 of such shares, sole voting power over 0 of such shares, and shared voting power over 65,035 of such shares.

(3)
Based on a Schedule 13G/A filed February 3, 2022, by BlackRock, Inc. (“BlackRock 13G/A”). According to the BlackRock 13G/A, BlackRock, Inc. is the beneficial owner of 9,909,030 shares of Company common stock with sole disposition power over all such shares and sole voting power over 9,291,034 of such shares.

(4)
Based on a schedule 13G filed February 9, 2022, by FMR LLC (“FMR 13G”). According to the FMR 13G, FMR LLC is the beneficial owner of 6,639,782 shares of Company common stock with sole disposition power over all such shares and sole voting power over 2,001,282 of such shares.

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DIRECTOR AND EXECUTIVE OFFICERS
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date by: (i) each director, (ii) each NEO, and (iii) our current directors and executive officers as a group.
	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(1)
NAME	NUMBER OF SHARES OWNED	PERCENT OF CLASS
DIRECTORS AND DIRECTOR NOMINEES WHO ARE NOT NAMED EXECUTIVE OFFICERS:
JOHN M. EGGEMEYER, III	228,329	*
TANYA M. ACKER	12,746	*
PAUL R. BURKE	42,479(2)	*
CRAIG A. CARLSON	18,087	*
C. WILLIAM HOSLER	52,237	*
POLLY B. JESSEN	2,642	*
SUSAN E. LESTER	33,192	*
ROGER H. MOLVAR	24,784	*
DANIEL B. PLATT	17,867(3)	*
ROBERT A. STINE	35,771(4)	*
PAUL W. TAYLOR	2,212	*
NAMED EXECUTIVE OFFICERS:
MATTHEW P. WAGNER	702,102(5)	*
BART R. OLSON	23,599(6)	*
WILLIAM J. BLACK, JR.	39,828(7)	*
CHRISTOPHER D. BLAKE	65,306(8)	*
MARK T. YUNG	50,673(9)	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (21 PERSONS)	1,473,135	1.25%

*
Represents less than 1.0% of the outstanding shares of the Company’s common stock calculated in accordance with Rule 13d-3 of the Exchange Act. See footnote (1) below.

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the March 14, 2022 Record Date. This would include any restricted stock which vests within 60 days of the Record Date. Unless otherwise indicated, the nature of the beneficial ownership is sole voting and investment powers over the shares indicated. For purposes of this table, “percent of class” is based on 117,447,120 shares of common stock of the Company issued and outstanding as of the Record Date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The amounts in the table are as of the Record Date.

(2)
Mr. Burke has shared voting and investment power with respect to 1,500 shares that are held in trust of which he is a co-trustee.

(3)
Mr. Platt has shared voting and investment power with respect to 17,867 shares that are held in a trust of which he is co-trustee.

(4)
Mr. Stine has shared voting and investment power with respect to 35,771 shares that are held in a trust of which he is co-trustee.

(5)
Mr. Wagner’s beneficial ownership amount does not include: (i) 275,900 shares of unvested PRSUs; (ii) 420,568 shares of unvested TRSAs; and (iii) 17,003 shares of common stock owned by his spouse and for which he disclaims beneficial ownership.

(6)
Mr. Olson’s beneficial ownership amount does not include: (i) 31,508 shares of unvested PRSUs and (ii) 29,404 shares of unvested TRSAs.

(7)
Mr. Black’s beneficial ownership amount does not include: (i) 27,000 shares of unvested PRSUs and (ii) 99,930 of unvested TRSAs.

(8)
Mr. Blake has shared voting and investment power with respect to 24,813 shares that are held in a trust of which he is co-trustee and 222 shares held jointly with his spouse. Mr. Blake’s beneficial ownership amount does not include: (i) 30,405 shares of unvested PRSUs and (ii) 26,876 shares of unvested TRSAs.

(9)
Mr. Yung has shared voting and investment power with respect to 8,970 shares that are held in trust of which he is co-trustee. Mr. Yung’s beneficial ownership amount does not include: (i) 58,347 shares of unvested PRSUs and (ii) 63,821 shares of unvested TRSAs.

64    |    PACWEST BANCORP  2022 PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of and transactions in, the Company’s equity securities with the SEC. Such directors, executive officers, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders were complied with during 2021.

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VOTING AND OTHER MEETING INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be used at the Annual Meeting and at any postponements or adjournments thereof.
DATE AND TIME Tuesday, May 10, 2022 at 2:30 p.m. Mountain Time	LOCATION The Rally Hotel 1600 20th Street Wynkoop Ballroom Denver, CO 80202	RECORD DATE March 14, 2022
WHO IS ENTITLED TO VOTE, AND HOW MANY VOTES AM I ENTITLED TO?
Only stockholders of record as of the Record Date may vote at the Annual Meeting. According to our transfer agent, EQ Shareowner Services, as of the Record Date, there were 117,447,120 shares of common stock outstanding.
Each stockholder is entitled to one vote for each share recorded in their name on the books of the Company as of the close of business on the Record Date on any matter submitted to the stockholders for a vote. Stockholders may vote their shares cumulatively for the election of director nominees if certain conditions are met at the Annual Meeting. Cumulative voting may only be exercised at the Annual Meeting if:
•
the name of the candidate or candidates is placed in nomination prior to voting; and

•
at least one stockholder has given advance notice of their intention to cumulate their votes.

Cumulative voting provides each stockholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, which such stockholder can then vote in favor of one or more director nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,100 votes which you could then distribute among one or more director nominees because there are 11 directors to be elected. As of the date of this Proxy Statement, we have not received written notice from any stockholder that they intend to vote their shares cumulatively.
WHAT ARE THE PROPOSALS TO BE VOTED ON, AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?
Stockholders are being asked to vote on the following proposals at the Annual Meeting.
PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
PROPOSAL 1	Election of Directors. To elect 11 nominees to the Company’s Board of Directors for a one-year term.	FOR each director nominee	8
PROPOSAL 2	Advisory Vote on Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	FOR	30
PROPOSAL 3	Ratification of the Appointment of Independent Auditor. To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022.	FOR	60
	Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.

66    |    PACWEST BANCORP  2022 PROXY STATEMENT

WHAT DIFFERENT METHODS CAN I USE TO VOTE?
STOCKHOLDERS OF RECORD
VOTING METHODS
BY INTERNET	Visit www.proxyvote.com
BY TELEPHONE	Call toll-free 1-800-690-6903
BY MAIL	Sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.
BY MOBILE DEVICE	Scan the following QR Code:
IN PERSON	If you plan to attend the Annual Meeting and wish to vote your shares in person, we will provide a ballot at the meeting.
•
Stockholders can vote their shares via the internet or telephone as instructed in the Notice.
•
The internet and telephone procedures are designed to authenticate a stockholder’s identity, to allow a stockholder to vote their shares, and to confirm a stockholder’s instructions have been properly recorded.

•
The telephone and internet voting facilities will close at 11:59 p.m., Eastern Time, on May 9, 2022 for shares held directly and at 11:59 p.m., Eastern Time, on May 5, 2022 for shares held in the Company’s 401(k) Plan.

•
Proxy cards submitted by mail must be received by Broadridge Financial Solutions, at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, prior to the Annual Meeting.

•
Each stockholder who attends the Annual Meeting will need the control number that appears on the materials sent to them.

BENEFICIAL OWNERS
•
If your shares are held in “street name,” you should check with your bank, broker, or other agent and follow the voting procedures required by your bank, broker, or other agent to vote your shares.

•
Each stockholder who attends the Annual Meeting will need the control number that appears on the materials sent to them.

HOW MANY SHARES MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A “QUORUM”?
A majority of the Company’s outstanding shares of common stock as of the Record Date must be present at the Annual Meeting, either in person or by proxy, to constitute a quorum, and there must be a quorum for the Annual Meeting to be held.
If you return a signed proxy card, you will be counted as being present even if you abstain from voting. Broker non-votes will also be counted as being present for purposes of determining a quorum.
WHAT IS THE EFFECT OF BROKER NON-VOTES AND ABSTENTIONS?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, such as the ratification of the appointment of independent auditor, brokers do not have discretionary power to vote your shares on “non-routine” matters. Broker non-votes will not be considered in determining whether a director nominee has received the affirmative vote of a majority of the shares cast in an uncontested election or a plurality of the shares cast in a contested election. If you indicate “abstain” from a particular director nominee on your proxy card, your vote will not be considered in determining whether a nominee has received the affirmative vote of a majority of the votes cast in an uncontested election or a plurality of the votes cast in a contested election.
HOW WILL YOUR SHARES BE VOTED IF YOU DO NOT SPECIFY HOW THEY SHOULD BE VOTED?
If you submit a proxy to the Company-designated proxy holders and do not provide specific voting instructions, you instruct the Company-designated proxy holders to vote your shares in accordance with the recommendations of the Board.

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WHAT IS THE VOTE NECESSARY TO APPROVE EACH OF THE PROPOSALS BEING CONSIDERED AT THE ANNUAL MEETING?
The election of directors proposal requires the affirmative vote of a majority of the votes cast with respect to a director nominee in an uncontested election (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). If you indicate “abstain” for a particular director nominee on your proxy card, your vote will not be considered in determining whether the nominee has received the affirmative vote of a majority of the votes cast in an uncontested election or a plurality of the votes cast in a contested election. If any nominee for director receives a greater number of votes “against” their election than votes “for” such election, our Corporate Governance Guidelines require that such person promptly tender their resignation to the Board following certification of the vote if such person was an incumbent director.
As of the date of this Proxy Statement, none of the director nominees is being contested, but in a contested election (where the number of director nominees exceeds the number of director nominees to be elected) the standard for election of director nominees is a plurality of the votes cast such that the 11 director nominees receiving the greatest numbers of votes “for” would be elected as directors without regard to the number of shares voted against such director nominees.
Adoption of the other proposals requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved). Abstentions will have the same effect as a vote “against” this proposal. Broker non-votes will have no effect on the vote for the advisory vote on executive compensation proposal. Brokers may vote in their discretion for the ratification of the appointment of independent auditor proposal as it is a “routine” matter, and thus there are no broker non-votes for this proposal.
The director nominee proposal and the other proposals being considered at the Annual Meeting are set forth below.
PROPOSAL		VOTE REQUIRED	EFFECT OF BROKER NON- VOTES	EFFECT OF ABSTENTIONS	YOU MAY VOTE
PROPOSAL 1	Election of Directors	Affirmative vote of a majority of the votes cast(1)	No effect	No effect	For, Against or Abstain
PROPOSAL 2	Advisory Vote on Executive Compensation	Majority of shares present and entitled to vote	No effect	Vote against	For, Against or Abstain
PROPOSAL 3	Ratification of the Appointment of Independent Auditor	Majority of shares present and entitled to vote	N/A(2)	Vote against	For, Against or Abstain

(1)
Voting standard for uncontested director elections.

(2)
The broker that holds shares in the name of the beneficial owners may vote in its discretion for “routine” matters.

IF I HOLD SHARES OF PACWEST COMMON STOCK PURSUANT TO THE PACWEST BANCORP 401(K) PLAN, WILL I BE ABLE TO VOTE?
Yes. You will receive a proxy card for the shares held in your 401(k) plan account that you should return as instructed on the proxy card.
WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING INSTEAD OF PAPER COPIES OF THE PROXY MATERIALS?
We sent our stockholders by mail or email a Notice containing instructions on how to access our proxy materials over the internet and vote online. If you received a Notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
We provided some of our stockholders with paper copies of the proxy materials instead of the Notice. If you received paper copies of the Notice or proxy materials, we encourage you to be environmentally conscious by signing up to receive all future proxy materials electronically as described below under “How can I receive my proxy materials electronically in the future?”

68    |    PACWEST BANCORP  2022 PROXY STATEMENT

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN “STREET NAME”?
STOCKHOLDER OF RECORD
If your shares are registered directly in your name with our transfer agent, then you are considered a stockholder of record with respect to those shares, and the Notice is sent directly by the Company to you. If you requested printed copies of the proxy materials by mail, you will also receive a proxy card.
BENEFICIAL OWNER OF SHARES HELD IN STREET NAME
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account.
WHY DID I RECEIVE MORE THAN ONE NOTICE OR MULTIPLE PROXY CARDS?
You may receive more than one Notice or multiple proxy cards if you hold your shares in different ways (i.e., joint tenancy, in trust, or in custodial accounts). You should vote each proxy that you receive.
HOW CAN I RECEIVE MY PROXY MATERIALS ELECTRONICALLY IN THE FUTURE?
To receive proxy materials electronically by email, follow the instructions described below or in the Notice.
If you received proxy materials by mail and you would like to sign up to receive future materials electronically, please have your proxy card available and register by:
BY INTERNET	Going to www.proxyvote.com and following the instructions for electronic delivery of information
BY BROKER	Contacting your brokerage firm, bank, or other similar organization that holds your shares
If you desire to receive paper copies of these materials for the Annual Meeting or for future meetings, please follow the instructions on the website referred to in the Notice.
WHAT DO I HAVE TO DO TO VOTE?
If your shares are registered in your own name with our transfer agent, you may vote by internet or by telephone as indicated on the proxy card. If you received a paper proxy card, you may also vote by mail by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.
If you mark the proxy card to show how you wish to vote, then your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted as follows:
PROPOSAL		YOUR SHARES WILL BE VOTED
PROPOSAL 1	Election of Directors	FOR each director nominee
PROPOSAL 2	Advisory Vote on Executive Compensation	FOR
PROPOSAL 3	Ratification of the Appointment of Independent Auditor	FOR
MAY I REVOKE OR CHANGE MY VOTE?
You may change or revoke your vote at any time before it is counted at the Annual Meeting by:
•
Notifying our Corporate Secretary in writing at 9701 Wilshire Boulevard, Suite 700, Beverly Hills, California, 90212 that you wish to revoke your proxy;

•
Submitting a later-dated proxy card prior to proxy cards being counted at the Annual Meeting;

PACWEST BANCORP  2022 PROXY STATEMENT    |    69

•
Attending the Annual Meeting and voting in person;

•
Calling the toll-free number on the Notice or proxy card not later than 11:59 p.m., Eastern Time, on May 9, 2022 and following the directions provided; or

•
Going to the website listed on the Notice or proxy card, following the instructions provided, and submitting your change no later than 11:59 p.m., Eastern Time, on May 9, 2022.

Attending the Annual Meeting will not automatically revoke your proxy. You must comply with one of the methods indicated above in order to revoke your proxy.
If you hold your shares in “street name,” you should receive a proxy card from your bank or brokerage firm asking you how you want to vote your shares. If you do not receive a proxy card, you should contact the bank or brokerage firm in whose name your shares are registered and obtain a proxy card from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of:
•
how to vote;

•
how to change or revoke your vote; and

•
the effect of not indicating a vote.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
We do not know of any business to be considered at the Annual Meeting other than the proposals listed in this Proxy Statement. If any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to the persons named on your proxy card as your designated proxy, and each person has the ability to vote on such matters in their discretion.
WHO PAYS THE COST OF SOLICITING PROXIES ON BEHALF OF THE COMPANY?
The Company pays the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and employees of the Company telephonically, electronically or by other means of communication. These directors, officers and employees receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials in accordance with applicable laws.
HOW CAN I COMMUNICATE WITH A DIRECTOR OR WITH THE DIRECTORS AS A GROUP?
Individuals may submit communications to any individual director or directors, including our Chairman, our Board as a group, or a specific Board committee, or individuals interested in communicating complaints to the Audit Committee concerning accounting, internal controls or auditing matters, may do so by writing:
BY MAIL	PacWest Bancorp Attention: Corporate Secretary 9701 Wilshire Boulevard, Suite 700 Beverly Hills, California 90212
The Board has adopted a process for handling correspondence received by the Company and addressed to members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires the Board’s attention. Directors may, at any time, review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.
Any concerns relating to accounting, internal controls, or auditing matters are promptly brought to the attention of the Company’s General Counsel and/or other members of the Company’s management and handled in accordance with procedures established by the Audit Committee with respect to such matters.
HOW DO I GET MORE INFORMATION ABOUT THE COMPANY?
The Notice provides internet instructions on how to access and review the proxy materials, including our 2021 Annual Report, which contains our consolidated financial statements. Our 2021 Annual Report includes a list of exhibits filed with the SEC, but it does not include the exhibits.

70    |    PACWEST BANCORP  2022 PROXY STATEMENT

If you wish to receive copies of the exhibits:
BY INTERNET	Please send your request by email to:	investor-relations@pacwest.com
BY MAIL	Please write to the following address:	PacWest Bancorp Attention: Investor Relations 9701 Wilshire Boulevard, Suite 700 Beverly Hills, California 90212
The Company’s 2021 Annual Report is included with the proxy materials.
WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?
The SEC approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household in which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces Company mailing and printing expenses.
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice unless we are notified that one or more of these stockholders wishes to receive individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding and you and other stockholders of record with whom you share an address receive multiple copies of the Notice and any accompanying documents, or if you hold Company stock in more than one account and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, EQ Shareowner Services:
BY TELEPHONE	1-800-401-1957
BY MAIL	EQ Shareowner Services P.O. Box 64874 St. Paul, Minnesota 55164-0874
If you participate in householding and wish to receive a separate copy of the Notice and any accompanying documents either now or in the future, you may contact EQ Shareowner Services.
If you are a beneficial owner, you can request information regarding householding from your broker, bank, or other holder of record.

PACWEST BANCORP  2022 PROXY STATEMENT    |    71

OTHER BUSINESS
Except as set forth in this Proxy Statement, management has no knowledge of any other business to come before the Annual Meeting. If, however, any other matters of which management is now unaware properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.
STOCKHOLDER PROPOSALS
Business must be properly brought before an annual meeting in order to be considered by stockholders. To be considered for inclusion in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to the Company’s Corporate Secretary no later than November 30, 2022 and must satisfy the other requirements of Rule 14a-8 under the Exchange Act.
Matters proposed by stockholders for consideration at the 2023 Annual Meeting of Stockholders but not included in our proxy materials must be received by our Corporate Secretary no earlier than January 10, 2023 and no later than February 9, 2023.
DIRECTOR NOMINATIONS
The Company’s Second Amended and Restated Bylaws govern the submission of nominations for director that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our bylaws, a stockholder must give written notice to our Corporate Secretary not less than 90 nor more than 120 days prior to the first anniversary date of the Company’s annual meeting of stockholders for the preceding year, the notice must contain the information required by our bylaws, and the stockholder must be entitled to vote and comply with other applicable requirements set forth in our bylaws. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our bylaws for the 2023 Annual Meeting of Stockholders no earlier than January 10, 2023 and no later than February 9, 2023.
A copy of the Company’s Second Amended and Restated Bylaws specifying the requirements will be furnished to any stockholder upon written request to the Corporate Secretary and are available on the PacWest website www.pacwestbancorp.com, under “Corporate Overview — Corporate Governance.”
VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS
PACWEST’S COMMITMENT TO THE ENVIRONMENT
The importance of environmental stewardship to our stakeholders drives our efforts to find solutions while dedicating resources to reduce our impact on the environment.
The Company encourages stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts. The benefits of eConsent are:
•
you receive immediate and convenient access to the materials;

•
you can help reduce our impact on the environment; and

•
you can help us to reduce our printing and mailing costs.

Enroll at www.proxyvote.com or scan the QR code.

72    |    PACWEST BANCORP  2022 PROXY STATEMENT

APPENDIX A
CALCULATION OF NON-GAAP FINANCIAL MEASURES
We use certain non-GAAP financial measures, including (i) pre-provision, pre-goodwill impairment, pre-tax net revenue, (ii) net earnings (loss) excluding goodwill impairment, (iii) tangible book value per share, (iv) return on average tangible equity, also known as return on tangible common equity, and (v) pre-tax core return on average tangible equity, also known as pre-tax core return on tangible common equity, as performance metrics in our annual and long-term incentives. We believe these financial measures provide meaningful supplemental information regarding the Company’s financial performance and enhance stockholders’ overall understanding of such financial performance. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the following tables.
Pre-Provision, Pre-Goodwill Impairment, Pre-Tax Net Revenue	YEAR ENDED December 31,
	2021	2020	2019
	(dollars in thousands)
Net earnings (loss)	$606,959	$(1,237,574)	$468,636
Add: Provision for credit losses	(162,000)	339,000	22,000
Add: Goodwill impairment	—	1,470,000	—
Add: Income tax expense	215,375	75,173	164,304
Pre-provision, pre-goodwill impairment, pre-tax net revenue	$660,334	$646,599	$654,940
Net earnings (loss) excluding goodwill impairment	YEAR ENDED December 31,
	2021	2020	2019
	(dollars in thousands)
Net earnings (loss)	$606,959	$(1,237,574)	$468,636
Add: Goodwill impairment	—	1,470,000	—
Net earnings (loss) excluding goodwill impairment	$606,959	$232,426	$468,636
Tangible Book Value Per Share	December 31,
	2021	2020	2019	2014	2007	2000
	(dollars in thousands, except per share data)
Stockholders’ equity	$3,999,630	$3,594,951	$4,954,697	$3,506,425	$1,138,352	$27,772
Less: Intangible assets	1,450,693	1,102,311	2,587,064	1,737,683	805,775	—
Tangible common equity	$2,548,937	$2,492,640	$2,367,633	$1,768,742	$332,577	$27,772
Book value per share	$33.45	$30.36	$41.36	$34.04	$40.65	$6.99
Tangible book value per share(1)	$21.31	$21.05	$19.77	$17.17	$11.88	$6.99
Shares outstanding	119,584,854	118,414,853	119,781,605	103,022,017	28,002	3,971

(1)
Tangible common equity divided by shares outstanding.

PACWEST BANCORP  2022 PROXY STATEMENT    |    A-1

Return on Average Tangible Equity	YEAR ENDED December 31,
	2021	2020	2019	2014	2007	2000
	(dollars in thousands)
Net earnings (loss)	$606,959	$(1,237,574)	$468,636	$168,905	$90,326	$1,904
Add: Intangible asset amortization	12,734	14,753	18,726	6,268	9,674	—
Goodwill impairment	—	1,470,000	—	—	—	—
Adjusted net earnings used for return on average tangible equity	$619,693	$247,179	$487,362	$175,173	$100,000	$1,904
Average stockholders’ equity	$3,808,019	$3,857,610	$4,864,332	$2,763,726	$1,178,867	$27,171
Less: Average intangible assets	1,269,546	1,470,989	2,596,389	1,342,286	797,143	—
Average tangible common equity	$2,538,473	$2,386,621	$2,267,943	$1,421,440	$381,724	$27,171
Return on average equity(1)	15.94%	(32.08)%	9.63%	6.11%	7.66%	7.01%
Return on average tangible equity(2)	24.41%	10.36%	21.49%	12.33%	26.20%	7.01%

(1)
Net earnings (loss) divided by average stockholders’ equity.

(2)
Adjusted net earnings divided by average tangible common equity.

Pre-Tax Core Return on Average Tangible Equity	YEAR ENDED December 31, 2021
(dollars in thousands)
Earnings before income taxes	$822,334
Less: Gains on sale of securities	1,615
Add: Non-recurring expense	9,415
Add: Intangible amortization	12,734
Pre-tax core earnings	$842,868
Average tangible common equity	$2,538,473
Pre-tax core return on average tangible equity(1)	33.2%

(1)
Pre-tax core earnings divided by average tangible common equity.

A-2    |    PACWEST BANCORP  2022 PROXY STATEMENT

PACWEST BANCORP
9701 WILSHIRE BOULEVARD
SUITE 700
BEVERLY HILLS, CALIFORNIA 90212

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 9, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2022 for shares held in the PacWest Bancorp 401(k) Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 9, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2022 for shares held in the PacWest Bancorp 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D66103-P66080

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACWEST BANCORP

The Board of Directors recommends you vote FOR the following proposals:

	Nominee	For	Against	Abstain
1a.	Tanya M. Acker	☐	☐	☐
1b.	Paul R. Burke	☐	☐	☐
1c.	Craig A. Carlson	☐	☐	☐
1d.	John M. Eggemeyer, III	☐	☐	☐
1e.	C. William Hosler	☐	☐	☐
1f.	Polly B. Jessen	☐	☐	☐
1g.	Susan E. Lester	☐	☐	☐
1h.	Roger H. Molvar	☐	☐	☐
1i.	Robert A. Stine	☐	☐	☐
1j.	Paul W. Taylor	☐	☐	☐
1k.	Matthew P. Wagner	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D66104-P66080 PACWEST BANCORP Annual Meeting of Stockholders May 10, 2022 2:30 PM MDT The Rally Hotel, 1600 20th Street Wynkoop Ballroom, Denver, Colorado 80202 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Matthew P. Wagner, Bart R. Olson and Angela M.W. Kelley, or each of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of PACWEST BANCORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:30 PM MDT on May 10, 2022, at The Rally Hotel, 1600 20th Street, Wynkoop Ballroom, Denver, CO 80202 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. If the stockholder has an interest in PACWEST BANCORP common stock through the PacWest Bancorp 401(k) Plan, the signatory hereby directs the trustee of the plan to vote at the Annual Meeting of Stockholders, as designated on the reverse side of this proxy, their shares as of the record date. If no direction is made, this proxy will not be voted. (Continued and to be signed on the reverse side.)